                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         WHEREHOUSE ENTERTAINMENT, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  Fee not required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

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     (4)  Date Filed:

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

                            [WHEREHOUSE MUSIC LOGO]

                         WHEREHOUSE ENTERTAINMENT, INC.
                             19701 HAMILTON AVENUE
                        TORRANCE, CALIFORNIA 90502-1334

                                AUGUST 20, 2001

Dear Stockholder:

     We cordially invite you to attend our Annual Meeting of Stockholders, which will be held on Thursday, September 20, 2001 at The Holiday Inn Hotel, 19800 S. Vermont, Torrance, California at 10:00 a.m. (local time).

     At the Annual Meeting, you will be asked to vote upon the election of a Board of Directors, the approval of our 2001 Stock Incentive Plan (as amended, the "2001 Plan"), and the ratification of Deloitte & Touche LLP as the Company's independent public accountants and auditors for the fiscal year ending January 31, 2002. The Board of Directors recommends that you vote FOR each of these items. We have included a proxy statement that contains more information about these items and the meeting.

     We hope that you will be able to attend the meeting. If so, please let us know by checking the appropriate box on the form of proxy. Whether or not you plan to attend the meeting, please complete, sign, date, and return the enclosed proxy card(s) promptly to ensure that your shares will be represented. If, after returning your proxy card, you wish to attend the meeting and vote your shares personally, you may revoke your proxy.

     Your vote is important. We encourage you to sign and return your proxy card in the enclosed envelope promptly so that your shares will be represented and voted at the meeting even if you cannot attend.

     Thank you for your continued interest in Wherehouse Entertainment, Inc.

                                          Sincerely yours,

                                          /s/ ANTONIO C. ALVAREZ, II
                                          Antonio C. Alvarez, II
                                          Chairman of the Board and
                                          Chief Executive Officer

     IF YOU CANNOT BE PRESENT AND DESIRE TO HAVE YOUR STOCK VOTED AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD(S) AS PROMPTLY AS POSSIBLE AND RETURN IT (THEM) IN THE ENCLOSED PRE-
ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOU OWN SHARES REGISTERED IN DIFFERENT NAMES OR AT DIFFERENT ADDRESSES, EACH PROXY CARD SHOULD BE COMPLETED AND RETURNED.

                         WHEREHOUSE ENTERTAINMENT, INC.
                             19701 HAMILTON AVENUE
                        TORRANCE, CALIFORNIA 90502-1334
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 20, 2001
                            ------------------------

TO THE STOCKHOLDERS OF
WHEREHOUSE ENTERTAINMENT, INC.

     The Annual Meeting of Stockholders of Wherehouse Entertainment, Inc. (the "Company") will be held at The Holiday Inn Hotel, 19800 S. Vermont, Torrance, California on Thursday, September 20, 2001 at 10:00 a.m. (local time) for the following purposes:

     1. To elect a Board of Directors of the Company, each to serve until the Company's Annual Meeting of Stockholders to be held in 2002 and until his or her successor has been duly elected and qualified (Proposal 1);

     2. To approve the Company's 2001 Stock Incentive Plan (the "2001 Plan") (Proposal 2);

     3. To ratify the appointment of Deloitte & Touche LLP as the Company's independent public accountants and auditors for the fiscal year ending January 31, 2002 (Proposal 3); and

     4. To transact such other business as may properly come before the meeting.

     The Board of Directors fixed August 7, 2001 as the record date for the Annual Meeting. This means that owners of the Company's Common Stock at the close of business on that date are entitled to receive notice of and to vote at the Annual Meeting.

                                          By Order of the Board of Directors,

                                          /s/ Mark A. Velarde
                                          Mark A. Velarde
                                          Executive Vice President,
                                          Chief Financial Officer, Chief
                                          Administrative Officer and
                                          Assistant Secretary

Torrance, California
August 20, 2001

              STOCKHOLDERS SHOULD READ THE ENTIRE PROXY STATEMENT
                   CAREFULLY PRIOR TO RETURNING THEIR PROXIES

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                         WHEREHOUSE ENTERTAINMENT, INC.
                         TO BE HELD SEPTEMBER 20, 2001

     This Proxy Statement is furnished to stockholders of Wherehouse Entertainment, Inc. (the "Company" or "Wherehouse") by its Board of Directors in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of the Company. The Annual Meeting will be held at The Holiday Inn Hotel, 19800 S. Vermont, Torrance, California on Thursday, September 20, 2001 at 10:00 a.m. (local time). The Company's principal executive offices are located at 19701 Hamilton Avenue, Torrance, California and its telephone number is (310) 965-8300. This Proxy Statement, Notice of Annual Meeting, and the accompanying proxy card(s) are being first mailed to holders of the Company's common stock, par value $.01 per share ("Common Stock"), on or about August 20, 2001, and the Company's Annual Report for the fiscal year ended January 31, 2001 is being mailed to stockholders together with this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation of proxies by the Company is to be made.

GENERAL INFORMATION, VOTING RIGHTS AND VOTING PROCEDURES

     The Board of Directors fixed August 7, 2001 as the record date (the "Record Date") for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. On the Record Date, 11,026,421 shares of Common Stock were issued and 11,001,421 were outstanding and entitled to vote at the meeting. Common Stock is the only class of stock of the Company that is outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock entitles the holder thereof to one vote on each matter to be voted on at the Annual Meeting. A complete list of stockholders entitled to vote at the Meeting will be available for examination during normal business hours by any stockholder, for purposes related to the Meeting, for a period of ten days prior to the Meeting, at the Company's corporate offices located at 19701 Hamilton Avenue, Torrance, California 90502-1334.

     Voting by Proxy. Stockholders who own shares registered in different names or at different addresses will receive more than one proxy card. A stockholder who does not plan to attend the meeting must sign and return each of the proxy cards received to ensure that all of the shares owned by such stockholder are represented at the Annual Meeting. Each proxy card that is properly signed and returned to the Company prior to the meeting and not revoked will be voted in accordance with the instructions contained therein.

     Revoking Proxies. Any stockholder who gives a proxy may revoke it at any time before it is exercised by delivering to the General Counsel of the Company, either in person or by mail, a written notice of revocation, or by a subsequent proxy executed by the person executing the prior proxy and delivered prior to or presented at the meeting or by attendance at the Annual Meeting and voting in person by the person executing the proxy.

     Authority of Proxy Holders. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying proxy card(s) (or their substitutes) will vote FOR the election of the Board of Directors of the Company, FOR approval of the Company's 2001 Stock Incentive Plan (the "2001 Plan"), and FOR the approval of Deloitte & Touche LLP as the Company's independent public accountants and auditors for the fiscal year ending January 31, 2002. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying proxy card(s) or their substitutes will use their discretion with regard to any other matters that may be properly presented at the meeting or, except as otherwise limited by law, any adjournments or postponements of the meeting and all matters incident to the conduct of the meeting. The Company is not now aware of any such other matters that may come before the meeting.

     Quorum. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum. Assuming the presence of a quorum, the Directors nominated will be elected by a plurality of the votes cast by the stockholders entitled to vote at the meeting. Assuming the presence of a quorum, the approval of the 2001 Plan will require a majority of votes cast by the stockholders present in person or represented by proxy and entitled to vote at the meeting. Assuming the presence of a quorum, the approval of the appointment of Deloitte & Touche LLP as the Company's independent accountants and auditors will require a majority of votes cast by the stockholders present in person or represented by proxy and entitled to vote at the meeting.

     Abstentions; Broker Nonvotes. Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by the Company to act as the inspectors of election for the meeting. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. If a broker or nominee indicates on its proxy that it does not have discretionary authority to vote on a particular matter as to certain shares, those shares will be counted for general quorum purposes, but will not be counted as represented at the meeting in determining the number of shares necessary for approval of that matter. In determining whether a proposal has been approved, abstentions are counted as votes against a proposal and broker non-votes are not counted as votes for or against a proposal or as votes present and voting on a proposal.

     Unmarked Proxies. Any unmarked proxies, including those submitted by brokers or nominees, will be voted in favor of the proposals and nominees of the Board of Directors, as indicated in the accompanying proxy card.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

BOARD OF DIRECTORS

     The Board of Directors of the Company is comprised of five members.

RECOMMENDATION OF THE BOARD OF DIRECTORS CONCERNING THE ELECTION OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED BELOW TO HOLD OFFICE UNTIL THE COMPANY'S NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIED. Unless authority to do so is withheld, the persons named in the enclosed proxy card(s) (or their substitutes) will vote the shares represented thereby FOR the election of each of the nominees listed below, all of whom are currently members of your Board of Directors. If any nominee becomes unavailable or is unable to serve as a director, which is not anticipated, the persons named as proxies (or their substitutes) will have full discretion and authority to vote or refrain from voting for any other nominee in accordance with their judgment.

                             NOMINEES FOR ELECTION

                                                                             AGE AT       YEAR
                                                                           AUGUST 20,     FIRST
                NAME                                POSITION                  2001       ELECTED
                ----                                --------               ----------    -------
Antonio C. Alvarez, II...............  Chief Executive Officer, Chairman       53         1997
                                       of the Board and Director
Robert C. Davenport..................  Director                                35         1996
Jonathan Gallen......................  Director                                41         1997
Joseph B. Smith......................  Director                                73         1997
Joseph J. Radecki, Jr. ..............  Director                                43         1997

     ANTONIO C. ALVAREZ, II, Chief Executive Officer, Chairman of the Board and Director of Wherehouse since January 30, 1997. Mr. Alvarez is a Founding Managing Director of Alvarez & Marsal, Inc., a New York based management consulting company "A&M"). Mr. Alvarez also serves as Chief Restructuring Officer of

The Warnaco Group, Inc., a manufacturer of apparel, fragrances and accessories, headquartered in New York. Mr. Alvarez's experience includes acting as adviser to the bank lenders to Camelot Music, Inc., a mall-based music retailer with over 300 stores. Mr. Alvarez served as Phar-Mor, Inc.'s President and Chief Operating Officer from September 1992 through February 1993, as acting Chief Financial Officer from August 1992 to December 1992, and as Chief Executive Officer from February 1993 through Phar-Mor's emergence from Chapter 11 bankruptcy in October 1995. Mr. Alvarez serves as the Chief Executive Officer, Chairman of the Board and Director of Wherehouse pursuant to a Management Services Agreement, dated as of January 31, 1997, as amended February 1, 1998, April 30, 1998, May 13, 1999, April 13, 2000, June 27, 2000, and April 26, 2001,
among the Company, A&M, Antonio C. Alvarez, II, the Support Employees described therein, A&M Investment Associates #3, LLC ("A&M #3"), and Cerberus Partners, L.P (as so amended, the "Management Services Agreement").

     ROBERT C. DAVENPORT, Director since November 15, 1996. Mr. Davenport is a Managing Director of Cerberus Capital Management, L.P., a New York based investment fund management firm, a position he has held since February 1996. From March 1994 until February 1996, he was a private investor. From 1990 through 1994, he was with Vestar Capital Partners, Inc. ("Vestar"), an investment fund, where he served as a vice president. Prior to joining Vestar in 1990, Mr. Davenport was an analyst in the Mergers and Acquisitions Group at Drexel Burnham Lambert in New York. Mr. Davenport is a member of the Board of Directors of CheckOut.com, LLC.

     JONATHAN GALLEN, Director since January 30, 1997. Mr. Gallen is the sole managing member of Pequod LLC, the general partner of Pequod Investments, L.P. Pequod Investments, L.P. is a distressed securities fund which invests in publicly traded debt, private debt, trade claims, large and middle-market bank loans, distressed real estate and public and private equity. Mr. Gallen has served on the Board of Directors of Harvest Foods and Fruehauf Trailer Corporation.

     JOSEPH B. SMITH, Director since January 30, 1997. Mr. Smith is currently the Chairman of Unison Productions, a consulting and production company. Mr. Smith has held this position since April 1994. Mr. Smith served as President and Chief Executive Officer of Capitol Industries-EMI Music, Inc. from 1987 until 1993. Mr. Smith also serves as a director of Westwood One, Inc.

     JOSEPH J. RADECKI, JR., Director since February 20, 1997. Mr. Radecki is a Managing Director of CIBC Oppenheimer Corp.,, an investment bank. From 1990 to 1998, Mr. Radecki was an Executive Vice President and Director of Financial Restructurings of Jefferies & Company, Inc. From 1983 until 1990, Mr. Radecki was First Vice President in the International Capital Markets Group at Drexel Burnham Lambert, Inc., where he specialized in financial restructurings and recapitalizations. Mr. Radecki is currently Chairman of the Board of American Rice, Inc. and has served as a member of the Board of Directors of Service America Corporation, Bucyrus International, Inc. and ECO-Net.

MEETINGS AND COMPENSATION OF DIRECTORS

     During the fiscal year ended January 31, 2001, there were ten meetings of the Board of Directors. All of the directors participated in all meetings, except Mr. Gallen, who did not participate in any of the ten meetings.

     Cash Compensation of Directors. Two non-employee members of the Board of Directors, Messrs. Radecki and Smith, each received a fee of $5,000 per attended meeting for his services and were reimbursed for reasonable expenses incurred in connection with attending such meetings. Messrs. Alvarez, Gallen, and Davenport were not paid any compensation for their services as directors.

COMMITTEES OF THE BOARD OF DIRECTORS

     There are three standing committees of the Board of Directors of the
Company: the Audit Committee, the Compensation Committee, and the 162(m) Committee.

     Audit Committee. Messrs. Radecki, Davenport, and Gallen, none of whom is a current or former officer or employee of the Company, are the current members of the Audit Committee. The Audit Committee is responsible for monitoring and reviewing accounting methods, internal accounting procedures and controls, and audit plans adopted by the Company. The Audit Committee recommends to the Board of Directors the engagement of Company's independent auditors and monitors the scope and results of the Company's audits, the internal accounting controls of the Company, and the audit practices and professional services furnished by the Company's independent auditors. The Audit Committee, which was established in April 1997, held four meetings during the fiscal year ended January 31, 2001. Mr. Gallen was unable to attend these meetings. Both other members attended all of the meetings.

     Compensation Committee. Messrs. Davenport, Radecki and Smith, none of whom is a current or former officer or employee of the Company, are the current members of the Compensation Committee. The Compensation Committee is responsible for reviewing and approving, or recommending for approval by the full Board of Directors, all compensation arrangements for the executive officers of the Company. The Compensation Committee's goal is to ensure that the executive officers and key management personnel of the Company are effectively compensated with salaries, supplemental compensation and benefits that are equitable and competitive. The Compensation Committee, which was established in April 1997, held three meetings during the fiscal year ended January 31, 2001. All members of the Compensation Committee attended all meetings.

     162(m) Committee. Messrs. Gallen and Smith, neither of whom is a current or former officer or employee of the Company, are the current members of the 162(m) Committee. The 162(m) Committee is responsible for administering the Company's 1998 Stock Incentive Plan (which was approved by the Company's stockholders at the 1998 Annual Meeting) with respect to persons whose compensation is subject to Section 162(m) of the Internal Revenue Code and persons whom the Compensation Committee identifies as potentially subject to Section 162(m). For these persons, the 162(m) Committee establishes performance-based goals for granting awards under the 1998 Stock Incentive Plan and certifies whether or not these goals have been met. If the 2001 Plan is approved by the stockholders at the Annual Meeting, the 162(m) Committee will have the same responsibilities with respect to that Plan. The 162(m) Committee was established in March 1999.

                               EXECUTIVE OFFICERS

     The current executive officers of the Company, each of whom serves in the indicated capacities at the pleasure of the Board, are as follows:

                                                                             AGE AT
         NAME                               POSITION                     AUGUST 20, 2001
         ----                               --------                     ---------------
Antonio C. Alvarez,      Chief Executive Officer, Chairman of the Board         53
  II...................  and Director
Larry C. Gaines........  President and Chief Operating Officer                  53
Mark A. Velarde........  Executive Vice President, Chief Financial              45
                         Officer, Chief Administrative Officer and
                         Assistant Secretary
Barbara C. Brown.......  Senior Vice President, Store Operations                49

     ANTONIO C. ALVAREZ, II, Chief Executive Officer, Chairman of the Board and Director of Wherehouse since January 30, 1997. Mr. Alvarez is a Founding Managing Director of Alvarez & Marsal, Inc., a New York based management consulting company "A&M"). Mr. Alvarez also serves as Chief Restructuring Officer of The Warnaco Group, Inc., a manufacturer of apparel, fragrances and accessories, headquartered in New York. Mr. Alvarez's experience includes acting as adviser to the bank lenders to Camelot Music, Inc., a mall-based music retailer with over 300 stores. Mr. Alvarez served as Phar-Mor, Inc.'s President and Chief Operating Officer from September 1992 through February 1993, as acting Chief Financial Officer from August 1992 to December 1992, and as Chief Executive Officer from February 1993 through Phar-Mor's emergence from Chapter 11 bankruptcy in October 1995. Mr. Alvarez serves as the Chief Executive Officer, Chairman of the Board and Director of Wherehouse pursuant to a Management Services Agreement, dated as of January 31, 1997, as amended February 1, 1998, April 30, 1998, May 13, 1999, and April 13, 2000 (the "Management

Services Agreement"), among Wherehouse, A&M, Antonio C. Alvarez, II, the Support Employees described therein, A&M #3, and Cerberus Partners, L.P.

     LARRY C. GAINES, President and Chief Operating Officer. Mr. Gaines commenced serving as President and Chief Operating Officer in May 2001. Mr. Gaines joined Wherehouse in October 1998 with the Acquisition of Blockbuster Music. He was appointed Executive Vice President and Chief Operating Officer of Wherehouse in March 1999 and from January 2000 through April 2001 he has served as Executive Vice President, Advertising, Marketing and Merchandising. From January 1998 through October 1998, Mr. Gaines served as President of Blockbuster Music. From 1981 through 1997, Mr. Gaines was with the Musicland Group, serving in several senior management positions, most recently as President of Media Play, a 90-store, big box, full media chain. Previously he was with Cole National Corporation. Mr. Gaines is a member of the board of directors for the National Association of Recording Merchants (NARM).

     MARK A. VELARDE, Executive Vice President, Chief Financial Officer, Chief Administrative Officer and Assistant Secretary. On October 1, 1999, Mr. Velarde became Chief Financial Officer and Assistant Secretary of Wherehouse Entertainment, Inc. and, in May 2001, was also appointed Chief Administrative Officer. Mr. Velarde served as Chief Financial Officer and later Chief Operating Officer, of Telegroup, Inc., a publicly traded telecommunications company during its Chapter 11 reorganization from 1998 to 1999. From 1994 to 1998, he served in the capacities of Chief Financial Officer and Acting Chief Operating Officer of Anthony Manufacturing Company, Inc., a privately held manufacturer of commercial refrigeration components. During 1992 and 1993, Mr. Velarde was Acting Chief Executive Officer of Affiliated Medical Enterprises, a debtor-in-possession which owned and operated a chain of acute care hospitals. Mr. Velarde was a managing director of Alvarez & Marsal, Inc. which he joined in 1992. From 1988 to 1992, he was cofounder and Executive Vice President of HVK, Inc., a California-based real estate consulting and investment advisory firm. Prior to HVK, he was Senior Vice President -- Acquisitions of the pension fund advisory arm of First Interstate Bancorp, where he worked in acquisitions for 5 years.

     BARBARA C. BROWN, Senior Vice President, Store Operations. Ms. Brown joined Old Wherehouse in 1973. She became Vice President, Sales and Operations in 1986, and was promoted to Senior Vice President in 1991. Prior to 1986, Ms. Brown served in a variety of store operations positions including Store Manager, District Manager, Assistant Vice President, Store Operations, and Associate Vice President, Store Operations.

                             EXECUTIVE COMPENSATION

     The following table sets forth, for Fiscal 2001, certain compensation paid by Wherehouse or accrued for such fiscal year, to the Chief Executive Officer and the three other executive officers of the Company (the "Named Executive Officers"). All cash compensation with respect to Antonio C. Alvarez, II was paid to A&M, a consulting firm of which Antonio C. Alvarez, II is a principal. All other compensation paid with respect to Antonio C. Alvarez, II was paid to A&M #3, an affiliate of A&M.

                           SUMMARY COMPENSATION TABLE

                                                                                         LONG TERM
                                                                                        COMPENSATION
                                                                                           AWARDS
                                                           ANNUAL COMPENSATION          ------------
                                                     --------------------------------    SECURITIES
                                         FISCAL                          OTHER ANNUAL    UNDERLYING     ALL OTHER
                                       YEAR ENDED    SALARY     BONUS    COMPENSATION     OPTIONS      COMPENSATION
      NAME & PRINCIPAL POSITION        JANUARY 31,     ($)       ($)        ($)(1)          (#)            ($)
      -------------------------        -----------   -------   -------   ------------   ------------   ------------
Antonio C. Alvarez, II...............     2001            --        --   600,000(2)            --        1,948(3)
  Chairman, Chief                         2000            --        --   600,000(2)            --              --
  Executive Officer                       1999            --        --   600,000(2)            --              --
Larry C. Gaines......................     2001       286,139    10,807          --                      11,077(4)
  President and Chief                     2000       280,000   112,000          --             --        3,796(5)
  Operating Officer                       1999            --        --          --             --              --
Mark A. Velarde......................     2001       227,219     3,722                                  22,674(6)
  Executive Vice President,               2000            --        --          --             --              --
  Chief Financial Officer                 1999            --        --          --             --              --
  Chief Administrative Officer and
  Assistant Secretary
Barbara C. Brown.....................     2001       183,946     8,090          --             --       21,968(7)
  Senior Vice President,                  2000       178,654    54,000          --             --       22,575(8)
  Store Operations                        1999       175,000    75,000          --         28,000       22,334(9)

---------------
(1) In accordance with Commission rules, the compensation described in this table does not include medical, group life insurance or other benefits received by the Named Executive Officers which are available generally to all salaried employees of the Company, and certain perquisites and other personal benefits received by the Named Executive Officers that do not in the aggregate exceed the lesser of $50,000 or 10% of any such officer's salary and bonus disclosed in this table.

(2) Mr. Alvarez commenced serving as Chairman of the Board and Chief Executive Officer of Wherehouse in January, 1997 pursuant to the Management Services Agreement dated as of January 31, 1997. The present term of the Management Services Agreement will expire on October 14, 2001 pursuant to an extension and amendment thereof dated as of June 30, 2000.

(3) Includes $1,948 paid on behalf of Mr. Alvarez and his family for medical expenses not covered by the Company's group medical insurance plan.

(4) Includes $1,895 paid on behalf of Mr. Gaines and his family for medical expenses not covered by the Company's group medical insurance plan. Also included are a $7,200 automobile allowance, $651 of premiums paid for term life insurance and $1,331 for matching contributions to the Company's 401(k) plan.

(5) Includes $673 paid on behalf of Mr. Gaines and his family for medical expenses not covered by the Company's group medical insurance plan. Also included are a $2,492 automobile allowance and $631 of premiums paid for term life insurance.

(6) Includes $13,782 paid on behalf of Mr. Velarde and his family for medical expenses not covered by the Company's group medical insurance plan. Also included are a $7,200 automobile allowance, $222 of premiums paid for term life insurance, and $1,470 for matching contributions to the Company's 401(k) plan.

(7) Includes $3,467 paid on behalf of Ms. Brown and her family for medical expenses not covered by the Company's group medical insurance plan. Also included are a $7,200 automobile allowance, $7,353 of premiums paid for term life insurance and $3,948 for matching contributions to the Company's 401(k) plan.

(8) Includes $4,415 paid on behalf of Ms. Brown and her family for medical expenses not covered by the Company's group medical insurance plan. Also included are a $7,200 automobile allowance, $7,387 of premiums paid for term life insurance and $3,573 for matching contributions to the Company's 401(k) plan.

(9) Includes $4,415 paid on behalf of Ms. Brown and her family for medical expenses not covered by the Company's group medical insurance plan. Also included are a $7,200 automobile allowance, $7,405 of premiums paid for term life insurance and $3,215 for matching contributions to the Company's 401(k) plan.

STOCK OPTIONS

     In connection with the Management Services Agreement and consummation of the Reorganization Plan, Wherehouse entered into the Option Agreement (amended on April 30, 1998 to conform the agreement to the intention of the parties) with A&M #3, an affiliate of A&M, of which Antonio C. Alvarez, II is a principal. The Option Agreement provides for the grant to A&M #3 of options (the "A&M #3 Options") representing in the aggregate the right to purchase 10% of (i) the shares of Common Stock issued under the Reorganization Plan, (ii) certain shares purchased by A&M #3, and (iii) the shares underlying these options. The A&M #3 Options vested monthly in equal installments through October 31, 1998, and all unexercised A&M #3 Options expire on January 31, 2003, subject to prior termination as set forth in the Management Services Agreement. The exact number of shares underlying these options and the exercise prices will depend on the final resolution of claims under the Reorganization Plan. The Option Agreement provides that such adjustments will be made periodically as deemed practicable. An interim adjustment was made on December 10, 1998 to reflect the resolution of claims as of September 30, 1998. After such adjustment, the A&M #3 Options consisted of (i) options to acquire 399,717 shares at an exercise price of $8.80, (ii) options to acquire 399,717 shares at an exercise price of $10.66, and (iii) options to acquire 399,717 shares at an exercise price of $12.97. The Company presently estimates that after all adjustments, the A&M #3 Options will consist of (i) options to acquire 407,667 shares at an exercise price of $8.63 per share, (ii) options to acquire 407,667 shares at an exercise price of $10.45 per share, and (iii) options to acquire 407,667 shares at an exercise price of $12.72 per share.

     On April 7, 1998 and on September 18 and 22, 1998, the Company's Compensation Committee granted, and the entire Board of Directors approved grants of Nonqualified Stock Options under the Wherehouse 1998 Stock Incentive Plan for a total of 339,500 shares of Common Stock. Additional grants of Non-Qualified Stock Options totaling 197,000 and 254,500 were made during Fiscal 2001 and Fiscal 2000, respectively. On April 13, 2000, the Board of Directors authorized the granting of an additional 264,500 options. As of August 7, 2001, net of forfeitures, there were 483,000 options outstanding under the Wherehouse 1998 Stock Incentive Plan.

                         FISCAL YEAR-END OPTION VALUES

     No options were exercised by any of the Named Executive Officers during Fiscal 2001. The following table sets forth certain information with respect to the Named Executive Officers of the Company concerning the number of shares covered by both exercisable and unexercisable stock options held as of January 31, 2001. None of the Named Executive Officers held any stock appreciation rights at such time. No established trading market exists for the Common Stock. As of January 31, 2001, the Company calculated the book value of each share of Common Stock to be $7.19. This book value of $7.19 per share is utilized to calculate the value of unexercised in-the-money options in the table below. The value used is not intended to represent the price at which shares of the Common Stock trade.

                         FISCAL YEAR-END OPTION VALUES

                                     NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                    UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS
                                     OPTIONS AT FY-END(#)            AT FY-END($)(1)
                                   -------------------------    -------------------------
              NAME                 EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
              ----                 -------------------------    -------------------------
Antonio Alvarez, II..............          1,199,151/0(2)                 $0/0(2)
Larry C. Gaines..................        20,000/30,000(4)                  0/0
Mark A. Velarde..................             0/50,000(3)/(4)              0/0
Barbara C. Brown.................        16,800/11,200(4)                  0/0

---------------
(1) As noted above, book value was used to calculate the value of unexercised in-the-money options. If a higher stock value were used to calculate the value of unexercised options at fiscal year-end, the value of unexercised options would be higher, as (i) more options would be "in-the-money", and
    (ii) each in-the-money option would have a higher value.

(2) Wherehouse entered into the Option Agreement with A&M #3, an affiliate of A&M, of which Antonio C. Alvarez, II is a principal. Pursuant to the terms of the Option Agreement, on January 31, 1997, Wherehouse granted to A&M #3 three tranches of options to acquire, in the aggregate, 993,380 shares of Common Stock, subject to adjustment upon certain events. On April 30, 1998, the Option Agreement was amended to conform the agreement to the intent of the parties. Pursuant to the Option Agreement, as amended, and based upon distributions and cash settlements pursuant to the Reorganization Plan, on December 10, 1998, the number of options granted to A&M #3 was adjusted such that the total shares subject to such options was 1,199,151, comprised of:
    (i) options to acquire 399,717 shares at an exercise price of $8.80, (ii) options to acquire 399,717 shares at an exercise price of $10.66, and (iii) options to acquire 399,717 shares at an exercise price of $12.97.

(3) In connection with the Management Services Agreement, as amended, Wherehouse issued options to purchase 993,380 shares, subject to adjustment and subsequently increased to 1,199,151 shares as described in Note 2 above, of Common Stock to A&M #3 pursuant to the Option Agreement. Mr. Velarde possesses a pecuniary interest in A&M #3.

(4) These ten year options vest, subject to acceleration in certain circumstances, in five equal annual installments beginning on April 7, 1999 and have an exercise price of $12.00 per share.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                   INDIVIDUAL GRANTS                                       POTENTIAL REALIZABLE
                            --------------------------------                              VALUE AT ASSUMED ANNUAL
                              NUMBER OF     PERCENT OF TOTAL                               RATES OF STOCK PRICE
                             SECURITIES       OPTIONS/SARS                                APPRECIATION FOR OPTION
                             UNDERLYING        GRANTED TO      EXERCISE OR                        TERM(1)
                            OPTIONS/SARS      EMPLOYEES IN     BASE PRICE    EXPIRATION   -----------------------
           NAME             GRANTED(2)(3)     FISCAL YEAR       ($/SHARE)       DATE       5%($)         10%($)
           ----             -------------   ----------------   -----------   ----------   --------      ---------
Mark A. Velarde...........     50,000             25.4%          $18.00      4/13/2010     67,563        640,683

---------------
(1) The amounts under the columns labeled "5%" and "10%" are included pursuant to certain rules promulgated by the Commission and are not intended to forecast future appreciation, if any, in the price of the Company's Common Stock. The amounts are calculated by using the fair market value of $11.88 per share of Common Stock which was the fair market value on the April 7, 1998 initial grant date of options under the Wherehouse 1998 Stock Incentive Plan (as determined by an appraisal obtained by the Company) and assume annual compounded stock appreciation rates of 5% and 10% over the full 10-year term of the options.

    The appreciation shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the options or the sale of the underlying shares. As set forth in note 2 below, the option grants vest equally over a 5-year period, and the reported amounts are based on the assumption that the named persons hold the options granted for their full 10-year term. The actual value of the options will vary in accordance with the market price of the Company's Common Stock.

(2) Stock options were granted under the Wherehouse 1998 Stock Incentive Plan at exercise prices deemed not to be less than the fair market value at the time of the grant. All options described in this table were to vest in five equal annual installments on the anniversary of the grant date over a 5-year period. Vested but unexercised options expire 6 months after a termination of employment due to retirement, death or total disability; immediately upon any termination of the individual's employment "for cause"; and 30 days after a termination of employment for any other reason. Generally, upon a "Change in Control Event", each option will become immediately exercisable. A "Change in Control Event" under the Wherehouse 1998 Stock Incentive Plan generally includes (subject to certain exceptions) (i) a more than 50% change in ownership of the Company; (ii) certain changes in a majority of the Board of Directors; (iii) certain mergers or consolidations approved by the Company's stockholders; or (iv) stockholder approval of a liquidation of the Company or sale of substantially all of the Company's assets. A "Change in Control Event" could also be triggered if any new person acquires greater than 30% ownership of the Company's stock, and certain 5% owners do not retain at least 30%.

(3) This table does not include the adjustment to the number of shares subject to the options granted to A&M #3 pursuant to the adjustment provisions of the Option Agreement, as amended.

DESCRIPTION OF EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

     As of August 7, 2001, Antonio C. Alvarez, II serves as Chairman of the Board and Chief Executive Officer pursuant to the Management Services Agreement. Under the Management Services Agreement, A&M currently receives $240,000 annually as compensation for the services of Antonio C. Alvarez, II and the services of other personnel supplied by A&M as needed. A&M is also eligible to receive a discretionary incentive bonus for the services of certain individuals. The Management Services Agreement, as amended, now provides that it will expire on October 14, 2001, subject to further extension or earlier termination under certain conditions.

PERFORMANCE GRAPH

     The Company's Common Stock is not listed on a securities exchange or traded in the over-the-counter market, nor is there an established trading market for such shares. From time to time, the Company learns of trades through beneficial ownership reports of its directors and large holders filed with the SEC. Occasionally, the Company receives information regarding trades from a broker. Based on such information, it appears that shares have been traded for the following prices, in the following amounts, on the following dates:

                       TRADE DATE                         # OF SHARES    PRICE
                       ----------                         -----------    ------
8/20/97.................................................    580,704      $10.37
8/20/97.................................................     25,000      $10.37
9/2/97..................................................    970,704      $10.37
9/2/97..................................................    385,542      $10.37
2/5/98..................................................      1,200      $12.00
3/5/98..................................................     20,000      $14.50
3/6/98..................................................      1,000      $12.00
3/6/98..................................................        658      $ 9.50
3/24/98.................................................        500      $14.25
4/3/98..................................................     20,000      $15.00
4/22/98.................................................     80,000      $14.88
5/5/98..................................................     15,000      $16.25
5/11/98.................................................      9,565      $16.13
5/26/98.................................................     20,000      $17.06
5/28/98.................................................     16,000      $14.88
6/12/98.................................................     10,000      $16.82
9/29/98.................................................     33,000      $14.00
9/29/98.................................................     38,000      $14.00
9/29/98.................................................      3,290      $14.00
9/29/98.................................................     62,000      $14.00
10/15/98................................................     15,000      $11.75
12/21/98................................................     19,583      $17.50
3/1/99..................................................     25,000      $13.50
2/17/00.................................................    250,000      $20.00

     The foregoing list of trades is not necessarily exclusive, and the Company takes no responsibility for the accuracy of the information regarding such trades. These values are not intended to represent the price at which those shares would trade if a liquid, public market existed for Common Stock. As of August 7, 2001, 11,047,185 shares of Common Stock were issued, and 11,022,185 shares were outstanding. All but 1,329,236 of those shares were issued pursuant to the Reorganization Plan. As of August, 7, 2001, there were 858 record holders of Common Stock.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION*

     The Compensation Committee (for the purposes of this report only, the "Committee"), established in 1997, currently consists of Messrs. Davenport, Radecki, and Smith, none of whom are current or former officers or employees of the Company. The Compensation Committee is responsible for determining the

---------------

* The Compensation Committee Report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filings of the Company pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates the Compensation Committee Report by reference therein. The report shall not be deemed soliciting material or otherwise deemed filed under either such Act.

compensation of executive officers of the Company. The following report addresses the Committee's objectives and its actions and decisions with respect to compensation for the fiscal year ended January 31, 2001. Changes made or anticipated for the fiscal year ending January 31, 2002 are also discussed.

COMPENSATION PHILOSOPHY

     The general philosophy of the Compensation Committee is to link the compensation of the Company's executive officers to compensation levels paid at comparable companies and to measures of individual and Company performance that contribute to increased value for the Company's stockholders. The focus of the Company's compensation program for executives is on both annual and long-term incentives and consists of three key elements:

     - a base salary;

     - annual bonus compensation; and

     - equity-based awards, including stock options.

     The Compensation Committee believes that this three-part approach best serves the interests of the Company and its stockholders. The variable annual bonus permits individual performance to be recognized on an annual basis, and is based, in significant part, on an evaluation of the contribution made by the officer to Company performance, as well as the attainment of strong financial performance. Additional equity awards relate a significant portion of long-term remuneration directly to stock performance.

     Base Salary. Salaries paid to executive officers (other than the Chief Executive Officer and Support Employees described in the Management Services Agreement) are reviewed annually by the Chief Executive Officer based upon his assessment of the nature of the position and the contribution, experience, and Company tenure of the executive officer. Annual salary recommendations are then made to the Committee by the Chief Executive Officer. The Committee reviews and then approves, with any modifications it deems appropriate, or disapproves such recommendations.

     Compensation is paid to A&M for the services of Mr. Antonio C. Alvarez, II and the services of other personnel supplied by A&M in accordance with the Management Services Agreement. Under the Management Services Agreement, A&M currently receives $240,000 annually as compensation for the services of Antonio
C. Alvarez, II and the services of other personnel supplied by A&M as needed.

     Annual Bonus Compensation. The Company's corporate bonus plan provides for officer bonus opportunities relative to the achievement of certain targets related to earnings before interest, taxes, depreciation and amortization ("EBITDA"). Pursuant to the Management Services Agreement, A&M is eligible to receive additional incentive fees if the EBITDA performance targets are met under the corporate bonus plan.

     Stock Options. In connection with the Management Services Agreement and consummation of the Reorganization Plan, Wherehouse entered into the Option Agreement (amended on April 30, 1998 to conform the agreement to the intention of the parties) with A&M #3, an affiliate of A&M of which Antonio C. Alvarez, II is a principal. The Option Agreement provides for the grant to A&M #3 of options (the "A&M #3 Options") representing in the aggregate the right to purchase 10% of (i) the shares of Common Stock issued under the Reorganization Plan, (ii) certain shares purchased by A&M #3, and (iii) the shares underlying these options. The A&M #3 Options vested monthly in equal installments through October 31, 1998, and all unexercised A&M #3 Options expire on January 31, 2003, subject to prior termination as set forth in the Management Services Agreement. The exact number of shares underlying these options and the exercise prices will depend on the final resolution of claims under the Reorganization Plan. The Option Agreement provides that such adjustments will be made periodically as deemed practicable. An interim adjustment was made on December 10, 1998 to reflect the resolution of claims as of September 30, 1998. After such adjustment, the A&M #3 Options consisted of (i) options to acquire 399,717 shares at an exercise price of $8.80, (ii) options to acquire 399,717 shares at an exercise price of $10.66, and (iii) options to acquire 399,717 shares at an exercise price of $12.97. The Company presently estimates that after all adjustments, the A&M #3 Options will consist of (i) options to acquire 407,667 shares at an exercise price of

$8.63 per share, (ii) options to acquire 407,667 shares at an exercise price of $10.45 per share, and (iii) options to acquire 407,667 shares at an exercise price of $12.72 per share.

     Additional grants of Non-Qualified Stock Options totaling 197,000 were made during the fiscal year ended January 31, 2001 under the Wherehouse 1998 Stock Incentive Plan. On April 13, 2000, the Board of Directors authorized the granting of an additional 264,500 options. As of April 25, 2001, net of forfeitures, there were 521,000 options outstanding under the Wherehouse 1998 Stock Incentive Plan. On August 7, 2001, the Board of Directors approved the Wherehouse 2001 Stock Incentive Plan, subject to shareholder approval. No options have been granted under the Wherehouse 2001 Stock Incentive Plan.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     Under the Management Services Agreement, A&M currently receives $240,000 annually as compensation for the services of Antonio C. Alvarez, II and the services of other personnel supplied by A&M, as needed.

     In extending the Management Services Agreement, the Committee took note that the Company had achieved a significant improvement in its operating performance under the direction of Mr. Antonio Alvarez and others provided by A&M, that A&M had not in prior years sought an increase in the compensation paid for Mr. Antonio Alvarez or other personnel supplied by A&M, and that the Company would be well served by continuing this relationship. See "Description of Employment Contracts, Termination of Employment and Change in Control Arrangements."

SECTION 162(m) CONSIDERATIONS

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") limits the tax deductibility to the Company of compensation in excess of $1.0 million in any year for certain executive officers, except for qualified "performance-based compensation" under the Section 162(m) rules. No covered executive's compensation for these purposes exceeded $1.0 million for the fiscal year ended January 31, 2001.

                                          The Compensation Committee

                                          Robert C. Davenport
                                          Joseph J. Radecki, Jr.
                                          Joseph B. Smith

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee consists of Messrs. Davenport, Radecki, and Smith. None of the members of the Compensation Committee is or has been an officer or employee of the Company. Mr. Radecki is currently Managing Director of CIBC Oppenheimer Corp., an investment bank. CIBC Oppenheimer Corp. acted as a financial advisor to the Company during 1998 with respect to the Acquisition of Blockbuster Music by the Company, and, pursuant to an engagement letter dated September 22, 1998, received a fee of $600,000 from the Company, plus expenses, upon completion of the Acquisition.

     Mr. Davenport is a Managing Director of Cerberus Capital Management, L.P. In 1998, the Company paid a onetime fee of $900,000 to Cerberus Capital Management, L.P., an affiliate of Cerberus Partners, L.P., for a commitment to provide a bridge loan to finance the acquisition of Blockbuster Music in the event that permanent financing was not in place at the time of the Acquisition.

                             AUDIT COMMITTEE REPORT

     In accordance with its written charter attached to this Proxy Statement as Exhibit A, adopted by the Board of Directors, the Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the Board of Directors have established, and the audit process.

The Audit Committee of the Company's Board of Directors is comprised of three independent directors, using the definition of independence in Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards. The Audit Committee ("Committee") meets four times a year. The members of the Committee are listed at the end of this report.

     Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants ("auditors") are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Committee's responsibility is to monitor these processes. The Committee meets with the auditors at least four times a year.

     In this context the Committee has discussed with the Company's auditors the overall scope and plans for the independent audit. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Committee has reviewed and discussed with management and the auditors the Company's audited financial statements, including the auditor's judgments about the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Committee also discussed with the auditors the other matters required by Statement on Auditing Standards No. 61 "Communication with Audit Committees" as amended by Statement on Auditing Standards No. 90 "Audit Committee Communications".

     The Company's auditors provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 "Independence Discussions with Audit Committees", and the Committee discussed with the auditor's their independence from the Company and its management.

     Based on the Committee's discussion with management and the auditors and the Committee's review of the representations of management and the report of the auditors to the Committee, the Committee recommended to the Board that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended January 31, 2001 which was filed with the Securities and Exchange Commission.

                                          Audit Committee

                                          Joseph J. Radecki, Jr.
                                          Robert C. Davenport
                                          Jonathan Gallen

                            INDEPENDENT ACCOUNTANTS

     During the fiscal year ended January 31, 2001, Deloitte & Touche LLP provided various audit and non-audit services to the Company. Set forth below are the aggregate fees billed for those services:

          (a) Audit Fees: The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended January 31, 2001 and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for that fiscal year were $311,300.

          (b) Financial Information Systems: No fees were paid in connection with the design and implementation of financial information systems.

          (c) All Other Fees: The aggregate fees billed by Deloitte & Touche LLP for services rendered to the Company, other than the services described above, for the fiscal year ended January 31, 2001 were $222,000.

     The Audit Committee has determined that the provision of services covered in (b) above are compatible with maintaining the independence of Deloitte & Touche LLP.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Pursuant to the Management Services Agreement and a Stock Subscription Agreement dated as of January 31, 1997 (the "Stock Subscription Agreement"), Wherehouse agreed to sell, and A&M #3 agreed to buy, at a purchase price of $6,340,000 ($1,000,000 in cash from A&M #3's funds, plus a secured recourse promissory note in the principal amount of $335,000 and a secured non-recourse promissory note in the amount of $5,005,000 (collectively, the "Promissory Notes")), 1,100,000 shares of Common Stock (the "A&M Shares") (subject to adjustment upward or downward to represent 10% of the sum of (i) the shares of Common Stock ultimately issued under the Reorganization Plan plus (ii) the number of shares of Common Stock issued to A&M #3). The Management Services Agreement provides that the number of A&M Shares are to be adjusted periodically, as practicable, based on the shares issued under the Reorganization Plan. An interim adjustment was made on December 10, 1998 to reflect the issuance of shares under the Reorganization Plan based on the resolution of claims as of September 30, 1998. Based on this interim adjustment, the number of A&M Shares was reduced to 1,079,236. The Company estimates that approximately 4,700 additional A&M Shares will be issued in the future based on the adjustment formula. The Promissory Notes bear interest at 7% per annum during the first four years and 11% per annum during the fifth through seventh years, mature on January 31, 2004 and have no scheduled interest or principal amortization until their maturity date. The Promissory Notes are secured by a first-priority pledge of the A&M Shares pursuant to a Stock Pledge Agreement dated as of January 31, 1997.

     In addition, in connection with the Management Services Agreement and consummation of the Reorganization Plan, Wherehouse entered into the Option Agreement, amended on April 30, 1998 (to conform the agreement to the intention of the parties) with A&M #3, an affiliate of A&M, of which Antonio C. Alvarez, II is a principal. The Option Agreement provides for the grant to A&M #3 of options representing in the aggregate the right to purchase 10% of (i) the shares of Common Stock issued under the Reorganization Plan, (ii) the A&M #3 Shares, and (iii) the shares underlying these options. The A&M #3 Options vested monthly in equal installments through October 31, 1998, and all unexercised A&M #3 Options expire on January 31, 2003, subject to prior termination as set forth in the Management Services Agreement. The exact number of shares underlying these options and the exercise prices will depend on the final resolution of claims under the Reorganization Plan. The Option Agreement provides that such adjustments will be made periodically as deemed practicable. An interim adjustment was made on December 10, 1998 to reflect the resolution of claims as of September 30, 1998. After such adjustment, the A&M #3 Options consisted of
(i) options to acquire 399,717 shares at an exercise price of $8.80, (ii) options to acquire 399,717 shares at an exercise price of $10.66, and (iii) options to acquire 399,717 shares at an exercise price of $12.97. The Company presently estimates that after all adjustments, the A&M #3 Options will consist of (i) options to acquire 407,667 shares at an exercise price of $8.63 per share, (ii) options to acquire 407,667 shares at an exercise price of $10.45 per share, and (iii) options to acquire 407,667 shares at an exercise price of $12.72 per share.

     Wherehouse also granted certain registration rights to A&M #3 with respect to the A&M Shares pursuant to a Registration Rights Agreement dated as of January 31, 1997 (the "A&M Registration Rights Agreement"). Under the A&M Registration Rights Agreement, A&M #3 has the right to make one demand registration and two piggyback registrations in respect of the A&M Shares and shares subject to the A&M #3 Options.

     Prior to January 31, 1997, the effective date of the Reorganization Plan, Antonio C. Alvarez, II served as a consultant to the Senior lenders under Wherehouse Dissolution Company's ("Old Wherehouse") bank credit agreement (the "Senior Lenders") pursuant to a letter agreement dated as of October 14, 1996 between A&M, Antonio C. Alvarez, II and the Senior Lenders (the "Interim Agreement"). Pursuant to the Interim Agreement, the Senior Lenders agreed to pay A&M a consulting fee of $50,000 per month plus the hourly fees of those A&M employees providing assistance to Antonio C. Alvarez, II in the performance of his consulting responsibilities. The Senior Lenders paid $389,452 to A&M pursuant to the Interim Agreement prior to January 31, 1997. Under the Management Services Agreement, Wherehouse agreed to reimburse, and has reimbursed, the Senior Lenders for the amounts paid by the Senior Lenders to A&M pursuant to the Interim Agreement.

     Jefferies & Company, Inc., of which Mr. Radecki was an Executive Vice President and Director of Financial Restructurings, served as the financial consultant to Old Wherehouse in the voluntary petition for relief under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Case"), and, prior to Mr. Radecki leaving Jefferies & Company, Inc., it also served as financial advisor to Wherehouse Entertainment, Inc. ("New Wherehouse"). Mr. Radecki is currently Managing Director of CIBC World Markets, an investment bank formerly know as CIBC Oppenheimer Corp. CIBC Oppenheimer Corp. acted as a financial advisor to the Company during 1998 with respect to the Acquisition of Blockbuster Music, and, pursuant to an engagement letter dated September 22, 1998, received a fee of $600,000, plus expenses, upon completion of the Acquisition.

     In 1998, the Company paid a one-time fee of $0.9 million to Cerberus Capital Management, L.P. for a commitment to provide a bridge loan to finance the acquisition of Blockbuster Music in the event that permanent financing was not in place at the time of the Acquisition. Cerberus Capital Management, L.P. is a limited partnership controlled by Mr. Stephen Feinberg, who is a beneficial owner of greater than 5% of Common Stock of Wherehouse. Mr. Davenport, a Managing Director of Cerberus Capital Management, L.P., is a director of Wherehouse.

     Madeleine LLC, a Delaware limited liability company ("Madeleine"), has entered into a participation agreement with Congress Financial Corporation (Western), pursuant to which Madeleine has agreed to purchase a 100% undivided interest in all of Congress Financial Corporation (Western)'s right, title and interest in and to any loans under the $10.0 million Tranche B revolving line of credit under the Company's amended loan agreement with Congress Financial Corporation (Western) (the "Congress Facility"). On October 26, 1998, Madeleine received $100,000 of the closing fee for the Congress Facility. Madeleine will receive up to $100,000 annually from Congress Financial Corporation (Western) as its portion of the annual commitment fee and unused line fee for Tranche B. Mr. Feinberg is the managing member of Madeleine and the general partner of Cerberus Partners, L.P.

                                   PROPOSAL 2

                   APPROVAL OF THE 2001 STOCK INCENTIVE PLAN

     On August 7, 2001 the Board approved the 2001 Stock Incentive Plan (as amended, the "2001 Plan"), the effectiveness of which was conditioned by the Board upon stockholder approval. The 2001 Plan is attached to this Proxy Statement as Exhibit B. Capitalized terms used but not defined herein have the meanings assigned to them in the Plan.

SUMMARY DESCRIPTION OF THE 2001 PLAN

     The principal terms of the 2001 Plan are summarized below. The following summary is qualified in its entirety by reference to the full text of the 2001 Plan.

     Purpose. The purpose of the 2001 Plan is to promote the success of the Company and the interests of its stockholders by attracting, motivating, retaining and rewarding officers, employees and directors with awards and incentives for high levels of individual performance and improved financial performance of the Company.

     Eligible Persons. Eligible Persons under the 2001 Plan generally include directors, officers and employees of the Company. As of August 7, 2001, there were approximately 5,850 officers and employees of the Company and its Subsidiaries and five Directors, all of whom are Eligible Persons under the 2001 Plan. The Board or committee, as described below, retains the power to determine the particular Eligible Persons to whom discretionary Awards will be granted.

     Administration. The 2001 Plan will be administered by the Board or by one or more committees appointed by the Board (the appropriate acting body is referred to as the "Committee"), currently the Compensation Committee, and all Awards to Eligible Persons will be authorized by the Board or the

Committee. See "Committees of the Board of Directors" at page 5 of this Proxy Statement. The applicable Committee will have broad authority under the 2001
Plan:

     - to select the participants;

     - to determine the number of shares that are to be subject to Awards and the terms and conditions of such Awards, including the price (if any) to be paid for the shares or the Award;

     - to permit the recipient of any Award to pay the exercise or purchase price of the Common Stock or the Award in cash, by the delivery of previously owned shares of Common Stock or by offset (withholding shares otherwise to be delivered on exercise, which shares shall be valued at their fair market value as of the date of exercise);

     - to reprice Awards and amend other Award terms, and to extend benefits under an Award; and

     - to make certain adjustments to an outstanding Award and authorize the conversion, succession or substitution of an Award in connection with certain reorganizations or Change in Control Events (as generally described below under "Acceleration of Awards; Possible Early Termination of Awards").

     Types of Awards. The 2001 Plan authorizes the grant of Options and Stock Appreciation Rights ("SARs" and, collectively with Options, "Awards." Generally speaking, an Option or SAR will expire not more than 10 years after the date of grant. The Committee determines the applicable vesting schedule for each Award, subject, prior to the Company's Common Stock becoming Listed, to any minimum vesting requirements set forth in the California Regulations. The Company may settle Awards in cash or shares of the Company's Common Stock.

     Transfer Restrictions. Subject to customary exceptions, Awards under the 2001 Plan are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable only by the recipient. The Committee, however, may permit the transfer of an Award if the transferor presents satisfactory evidence that the transfer is for estate and/or tax 2001 Planning purposes and without consideration (other than nominal consideration). Shares issued pursuant to Awards, so long as the Company's Common Stock is not Listed, will be "restricted securities" and legended, and are subject to a right of first refusal whereby the shares must first be offered to the Company prior to any transfer.

     Adjustments. As is customary in incentive plans of this nature, the number and kind of shares available under the 2001 Plan and the outstanding Awards, as well as exercise or purchase prices and other share limits, are subject to adjustment in the event of certain reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar events, or extraordinary dividends or distributions of property to the Company's stockholders. The 2001 Plan will not limit the authority of the Board or other Committee to grant Awards or authorize any other compensation, with or without reference to the Common Stock, under any authority.

     Stock Options. An Option is the right to purchase shares of Common Stock at a future date at a fixed or variable exercise price (the "Option Price") during a specified term not to exceed 10 years. The Committee must designate each Option granted as either an Incentive Stock Option ("ISO") or a Nonqualified Stock Option ("NQSO"). The Option Price per share will be determined by the Committee at the time of grant, but in the case of ISO's will not be less than 100% of the fair market value of a share of Common Stock on the date of grant (110% in the case of a beneficial holder of more than 10% of the total combined voting power of all classes of stock of the Company). ISO's are taxed differently and are subject to more restrictive terms and amounts by the Code and the 2001 Plan. The 2001 Plan includes a minimum option price of 85% of grant date fair market value on all Non-Qualified Stock Options ("NQSO's"). Full payment for shares purchased on the exercise of any Option must be made at the time of such exercise, in cash, shares already owned or other lawful consideration (including an offset of shares subject to the Option as the Committee may approve, or payment through authorized third party payment procedures.)

     Stock Appreciation Rights. An SAR is the right to receive payment of an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise of the SAR over the base price of the SAR. The base price of each SAR will be established by the Committee at the time of grant of the SAR and generally will be subject to the same pricing limits as Options. SARs may be granted in connection with Options, in which case the base price (if below market) may not be lower than the Option Exercise Price, or independently.

     Acceleration of Awards; Possible Early Termination of Awards. Generally, upon the Change in Control Event, each Option and SAR will become immediately exercisable. A Change in Control Event under the 2001 Plan generally includes (subject to certain exceptions)

     - a more than 50% change in ownership of the Company;

     - certain changes in a majority of the Board and

     - certain mergers or consolidations approved by the Company's stockholders, or stockholder approval of a liquidation of the Company or sale of substantially all of the Company's assets.

     A Change in Control could also be triggered if any new person acquires greater than 30% ownership, and the current 5% owners (see "Security Ownership of 5% Holders, Directors and Executive Officers" on page 3 of this proxy) do not retain at least 30%. In certain circumstances, Awards that are fully accelerated and that are not exercised or settled at or prior to a Change in Control Event in which the Company does not survive generally would or could be terminated. If the vesting of an Award has been accelerated expressly in anticipation of an event or subject to shareholder approval of an event and the Committee or the Board later determines that the event will not occur, the Committee may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested Awards.

     Termination of or Changes to the 2001 Plan. The Board may amend or terminate the 2001 Plan at any time and in any manner, including a manner that increases, within 2001 Plan aggregate limits, awards to officers and directors. Unless required by applicable law, stockholder approval of amendments will not be required. No new Awards may be granted under the 2001 Plan after
            , 2011, although the applicable 2001 Plan provisions and authority of the Committee will continue as to any then outstanding Awards. (This authority includes authority to amend outstanding options.) As noted above, outstanding Options and other Awards may be amended, but the consent of the holder is required if the amendment materially and adversely affects the holder.

     Shares Available for Grant. The maximum number shares of Common Stock may be issued under the 2001 Plan approved by the Company's Board of Directors (subject to shareholder approval and adjustment upon the occurrence of certain events which affect the Common Stock) and the Company's 1998 Stock Incentive Plan may not exceed, in the aggregate, 800,000 shares. The 2001 Plan provides that, during any calendar year, other than the calendar ending December 31, 2001, a maximum of 125,000 shares of Common Stock may be subject to 2001 Plan Options and SARs granted to any individual, subject to certain anti-dilution adjustments.

     For purposes of determining the number of shares to charge against the share limits under the 2001 Plan, shares relating to any award (or part of an award) that fails to vest, expires, is not exercised or is cancelled or reacquired will again become available for award purposes under the 2001 Plan, subject to certain limits (if applicable) in respect of performance-based awards for purposes of Section 162(m) of the Internal Revenue Code. Any subsequent use of those shares is subject to the individual grant limits during any period and to aggregate 2001 Plan limits on shares issued. Awards settled in cash are not charged against the share limits of the 2001 Plan. Upon a stock-for-stock exercise, share offset or stock settlement of an Option or Stock Appreciation Right ("SAR"), only the net number of new shares issued will be charged against the share limits.

OPTIONS GRANTED SUBJECT TO STOCKHOLDER APPROVAL OF THE 2001 PLAN

     No options have been granted under the 2001 Plan.

OTHER SPECIFIC BENEFITS

     The grant of other Awards under the 1998 Plan and the 2001 Plan in the future and the nature of any such Awards are subject to the Committee's discretion. Except as reported above, the number, amount and type of Awards to be received by or allocated to Eligible Persons under the plans in the future cannot be determined.

     The 1998 Plan was filed with the Securities and Exchange Commission on September 28, 1998 as an exhibit to the Company's Definitive Proxy Statement on
Schedule 14A and can be reviewed on the EDGAR database on the Securities and Exchange Commission's Web site at http://www.sec.gov, and may also be obtained from the Company. The 2001 Plan is attached as Exhibit B hereto and can also be obtained from the Company. Requests for copies of the plans should be directed to:

              Treasurer
               Wherehouse Entertainment, Inc.
               19701 Hamilton Avenue
               Torrance, California 90502
               Telephone: (310) 965-8378

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2001 PLAN.

                                   PROPOSAL 3

                         RATIFICATION OF APPOINTMENT OF
                  INDEPENDENT PUBLIC ACCOUNTANTS AND AUDITORS

     Upon the recommendation of the Audit Committee, the Board of Directors of the Company has appointed Deloitte & Touche LLP as the Company's independent public accountants and auditors for the fiscal year ending January 31, 2002. This appointment is subject to stockholder approval.

     Upon appointment, Deloitte & Touche LLP will serve the Company and its subsidiaries through the fiscal year ending January 31, 2002. Deloitte & Touche's services to the Company will include examination of the Company's consolidated financial statements, consultation on various tax issues and other matters, and other services related to filings with the SEC.

     A representative of Deloitte & Touche LLP will be present at the Annual Meeting to respond to appropriate questions and to make such statements as he or she may desire.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS AND AUDITORS FOR THE FISCAL YEAR ENDING JANUARY 31, 2002.

                                 MISCELLANEOUS

SECURITY OWNERSHIP OF 5% HOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

     The Common Stock is the only outstanding class of voting securities of the Company. The following table sets forth, as of August 7, 2001, the number and percentage of shares of Common Stock beneficially owned by (i) each person known to Wherehouse to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each director of Wherehouse, (iii) each Named Executive Officer, and (iv) all directors and executive officers of Wherehouse as a group. Unless otherwise indicated in a footnote, each person listed below possesses sole voting and investment power with respect to the shares indicated as beneficially owned by him or her, subject to community property laws where applicable. The percentage of ownership in the following table does not include the additional estimated 23,850 shares that may be issued to A&M #3 pursuant to the Stock Subscription Agreement.

                                                                    PERCENTAGE OF
                                            NUMBER OF SHARES             ALL
                                              BENEFICIALLY           COMMON STOCK
                   NAME                       OWNED(1)(2)           OUTSTANDING(3)
                   ----                     ----------------        --------------
Stephen Feinberg..........................     7,099,282(4)              53.9%
  450 Park Avenue, 28th Floor
  New York, New York 10022
Antonio C. Alvarez, II....................              (5)
  c/o Wherehouse Entertainment, Inc.
  19701 Hamilton Avenue
  Torrance, California 90502-1334
AND
Bryan Marsal..............................              (6)
  c/o Alvarez & Marsal, Inc.
  599 Lexington Avenue, Suite #2700
  New York, New York 10022-4802
A&M Investment Associates #3, LLC.........     2,278,387(7)              17.3%
  c/o Alvarez & Marsal, Inc.
  599 Lexington Avenue, Suite #2700
  New York, New York 10022-4802
A&M Investment Associates #4, LLC.........       385,542(8)               2.9%
A&M Investment Associates #8, LLC.........        16,000(9)                 *
                                               ---------                 ----
     Total for Antonio C. Alvarez, II and
     Bryan Marsal.........................     2,679,929(5)(6)           20.4%
Robert C. Davenport.......................             0(10)                0
Jonathan Gallen...........................       435,195(11)              3.3%
Joseph B. Smith...........................             0                    0
Joseph J. Radecki, Jr. ...................             0                    0
Larry Gaines..............................        20,000(12)                *
Mark A. Velarde...........................        10,000(13)
Barbara C. Brown..........................        16,800(14)                *
All Directors and Executive Officers, as a
  group
  (8 persons).............................     3,136,324                 24.0%

---------------
  *  Less than 1%.

 (1) Beneficial ownership is determined in accordance with the rules of the Commission and generally includes sole or shared voting or investment power with respect to securities. Except as otherwise noted below and subject to community property laws where applicable, each person named reportedly has sole voting and dispositive power with respect to all shares of Common Stock shown as beneficially owned by such person. On August 7, 2001, there were 11,001,421 shares of Common Stock outstanding.

 (2) The number of shares listed as beneficially owned by each named person (and the directors and executive officers as a group) includes shares of Common Stock underlying options, warrants and rights (including conversion rights) exercisable as of or within 60 days after August 7, 2001, as follows:

A&M Investment Associates #3, LLC.........................  1,199,151
  Antonio C. Alvarez, II, Bryan Marsal
Jonathan Gallen...........................................    161,666
Stephen Feinberg..........................................     72,687
Larry C. Gaines...........................................     20,000
Mark A. Velarde...........................................     10,000
Barbara C. Brown..........................................     16,800
                                                            ---------
All Directors and Executive Officers as a Group (9
  persons)................................................  1,480,304

 (3) The percent of Common Stock outstanding is based upon (i) the 11,001,421 shares of Common Stock issued and outstanding at August 7, 2001, plus (ii) the 776,000 warrants issued under the Reorganization Plan, plus (iii) the 1,199,151 shares underlying the A&M Options, plus (iv) all employee stock options that are exercisable within 60 days of August 7, 2001. In connection with the Reorganization Plan, holders of Old Wherehouse's Senior Subordinated Notes received three tranches of warrants to purchase shares of Common Stock (the "Warrants"). The Tranche A Warrants represent the right to purchase 576,000 shares of Common Stock at an exercise price of $2.38 per share and have a five year maturity. The Tranche B Warrants represent the right to purchase 100,000 shares of Common Stock at an exercise price of $9.00 per share and have a seven year maturity. The Tranche C Warrants represent the right to purchase 100,000 shares of Common Stock at an exercise price of $11.00 per share and have a seven year maturity. Each Warrant is exercisable for one share of the Common Stock.

 (4) This information was obtained from a Schedule 13D-Amendment No. 2 filed with the Commission regarding Mr. Feinberg's beneficial ownership as of September 29, 1998. Ownership is described as follows: Cerberus Partners, L.P., a Delaware limited partnership, owns 1,670,222 shares of Common Stock and 4,959 Warrants; Cerberus International, Ltd., a corporation organized under the laws of the Bahamas, owns 1,962,182 shares of Common Stock and 32,280 Warrants; Ultra Cerberus Fund, Ltd., a corporation organized under the laws of the Bahamas, owns 156,583 shares of Common Stock and 7,291 Warrants, all over which Mr. Feinberg possesses sole voting and dispositive power. Various other private investment funds for which Mr. Feinberg possesses dispositive authority over the securities of the Company own in the aggregate 3,237,608 shares of the Common Stock and 28,157 Warrants.

 (5) As disclosed on a Schedule 13D -- Amendment No. 2 filed with the Commission on April 13, 1999, and on a Form 5 filed with the Commission on March 17, 1999, Antonio C. Alvarez, II is a managing member of A&M #3, A&M #4 (as defined below), and A&M #8 (as defined below), and therefore may be deemed to be the beneficial owner of Common Stock held by any one or more of these entities. Mr. Alvarez disclaims beneficial ownership of the shares held by A&M #3, A&M #4, and A&M #8, except to the extent of his pecuniary interest therein.

 (6) As disclosed on a Schedule 13D -- Amendment No. 2 filed with the Commission on April 13, 1999, and on a Form 5 filed with the Commission on March 17, 1999, Bryan Marsal is a managing member of A&M #3, A&M #4 (as defined below), and A&M #8 (as defined below), and therefore may be deemed to be the beneficial owner of Common Stock held by any one or more of these entities. Mr. Marsal disclaims beneficial ownership of the shares held by A&M #3, A&M #4, and A&M #8, except to the extent of his pecuniary interest therein.

 (7) A&M #3 is a Delaware limited liability company. The share total includes A&M #3 Options to purchase 1,199,151 shares of Common Stock, exercisable within 60 days of August 7, 2001. The A&M #3 Options are subject to adjustment. Pursuant to the adjustment provisions of the Option Agreement, on December 10, 1998, an interim adjustment was made as is described in "Certain Relationships and Related Transactions" above.

 (8) A&M Investment Associates #4, LLC is a Delaware limited liability Company ("A&M #4").

 (9) A&M Investment Associates #8, LLC is a Delaware limited liability Company ("A&M #8").

(10) Mr. Davenport is a managing director of Cerberus Capital Management, L.P., an affiliate of Cerberus Partners, L.P,. and may be deemed to be the beneficial owner of all of the shares of Common Stock held by Cerberus Partners, L.P. Mr. Davenport disclaims any beneficial ownership in the shares of Common Stock held by Cerberus Partners, L.P.

(11) Mr. Gallen is the managing member of Pequod LLC, the general partner of Pequod Investments, L.P., which beneficially owns 217,596 shares of Common Stock, including 80,832 Warrants. Mr. Gallen is also President of Ahab Capital Management, Inc., which is an investment advisor to Pequod International, Ltd. Pequod International, Ltd. is the beneficial owner of 217,599 shares of Common Stock, which total includes 80,834 Warrants. As such, Mr. Gallen may be deemed to be the beneficial owner of the shares of Common Stock and Warrants held by Pequod Investments, L.P. and Pequod International, Ltd. Mr. Gallen has sole voting and investment power over Common Stock owned by Pequod Investments, L.P. and Pequod International, Ltd. Mr. Gallen disclaims beneficial ownership in the shares of Common Stock held by Pequod Investments, L.P. and Pequod International, Ltd., except to the extent of his pecuniary interest therein.

(12) Mr. Gaines has a right to acquire 20,000 shares of Common Stock pursuant to stock options exercisable as of or within 60 days after August 7, 2001 that were issued pursuant to the Wherehouse Entertainment, Inc. 1998 Stock Incentive Plan.

(13) Mr. Velarde has a right to acquire 10,000 shares of Common Stock pursuant to stock options exercisable as of or within 60 days after August 7, 2001 that were issued pursuant to the Wherehouse Entertainment, Inc. 1998 Stock Incentive plan.

(14) Ms. Brown has a right to acquire 16,800 shares of Common Stock pursuant to stock options exercisable as of or within 60 days after August 7, 2001 that were issued pursuant to the Wherehouse Entertainment, Inc. 1998 Stock Incentive Plan.

OTHER MATTERS

     If any other matters properly come before the meeting, it is the intention of the proxy holders to vote in their discretion on such matters pursuant to the authority granted in the proxy and permitted under applicable law.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the securities laws of the United States, the Company's directors, its executive officers, and persons holding more than 10% of Common Stock are required to report their initial ownership of Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to disclose any failure to file by these dates. To the Company's knowledge, during the fiscal year ended January 31, 2001, all such required reports were filed with the Securities and Exchange Commission.

COST OF SOLICITING PROXIES

     The expenses of preparing and mailing the Notice of Annual Meeting, the Proxy Statement and the proxy card(s) will be paid by the Company. In addition to the solicitation of proxies by mail, proxies may be solicited by directors, officers and employees of the Company (who will receive no additional compensation) by personal interviews, telephone, telegraph and facsimile. The Company has not retained, and does not intend to retain, any other entities to assist in the solicitation of proxies. It is anticipated that banks, custodians, nominees and fiduciaries will forward proxy soliciting material to beneficial owners of the Company's Common Stock and that such persons will be reimbursed by the Company for their expenses incurred in so doing.

FORM 10-K AND ANNUAL REPORT TO STOCKHOLDERS

     Enclosed with this Proxy Statement is the Annual Report of the Company for the fiscal year ended January 31, 2001. The Annual Report is enclosed for the convenience of stockholders only and should not be viewed as part of the proxy solicitation material. IF ANY PERSON WHO WAS A BENEFICIAL OWNER OF COMMON STOCK OF THE COMPANY ON THE RECORD DATE FOR THE 2001 ANNUAL MEETING DESIRES ADDITIONAL COPIES OF THE COMPANY'S ANNUAL REPORT, THEY WILL BE FURNISHED WITHOUT CHARGE UPON RECEIPT OF A WRITTEN REQUEST. The request should identify the person making the request as a stockholder of the Company and should be directed to:

                         Wherehouse Entertainment, Inc.
                             19701 Hamilton Avenue
                        Torrance, California 90502-1334
                              Attention: Treasurer

     Telephone requests may be directed to the Treasurer at (310) 965-8378.

PROPOSALS OF STOCKHOLDERS

     The 2002 Annual Meeting of stockholders is expected to be held in September 2002. To be considered for inclusion in the Company's Proxy Statement for the 2002 Annual Meeting, proposals of stockholders intended to be presented at the Meeting must be received by the Company's Treasurer at Wherehouse Entertainment, Inc., 19701 Hamilton Avenue, Torrance, California 90502-1334, Attention:
Treasurer not later than April 30, 2002.

     Any stockholder proposal submitted for consideration at next year's annual meeting but not submitted for inclusion in the proxy statement that is received by the Company after July 6, 2002, will not be considered filed on a timely basis with the Company under Rule 14a-(c)(1). For such proposals that are not timely filed, the Company retains discretion to vote proxies it receives. For such proposals that are timely filed, the Company retains discretion to vote proxies it receives provided (1) the Company includes in its proxy statement advice on the nature of the proposal and how it intends to exercise its voting discretion; and (2) the proponent does not issue a proxy statement.

                                                                       EXHIBIT A

                         WHEREHOUSE ENTERTAINMENT, INC.

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee is a committee of the Board of Directors. Its primary function is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the Board of Directors have established, and the audit process.

     In meeting its responsibilities, the Audit Committee is expected to:

     - Provide an open avenue of communication between the independent accountants and the Board of Directors.

     - Obtain the full board of directors' approval of this charter and review and update the Audit Committee's charter annually.

     - Recommend to the Board of Directors the independent accountants to be retained, approve the compensation of the independent accountant, and review and approve the discharge of the independent accountants.

     - Discuss with the independent accountants their independence from management and the Company and the matters included in the written disclosures required by the Independence Standard Board. Additionally, conduct a review of management consulting services provided by and related fees paid to the independent accountants.

     - Inquire of management and the independent accountants about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

     - Consider, in consultation with the independent accountants, the audit scope and plan of the internal auditors and the independent accountants.

     - Review with the independent accountants the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

     - Consider and review with the independent accountants: -- The adequacy of the Company's internal controls including computerized information system controls and security. -- Any related significant findings and recommendations of the independent accountants and internal auditor, together with management's responses thereto.

     - Review with management and the independent accountants at the completion of the annual audit:

      - The Company's annual financial statements and related footnotes to be included in the Company's Annual Report on Form 10-K.

      - The independent accountants' audit of the financial statements and their report thereon.

      - Any significant changes required in the independent accountants' audit plan.

      - Any serious difficulties or disputes with management encountered during the course of the audit.

      - The independent accountants' judgment about the quality, not just the acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used.

      - Other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

     - Consider and review with management:

      - Significant findings from completed internal audits during the year and management's responses thereto.

      - Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

      - Any changes required in the planned scope of their audit plan.

     - Review with management and the independent accountants each interim financial report before it is filed with the SEC or other regulators. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent accountants under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

     - Review policies and procedures with respect to officers' expense accounts and perquisites including their use of corporate assets, and consider the results of any review of these areas by the internal auditor or the independent accountants.

     - Review legal and regulatory matters that may have a material impact on the financial statements, related company compliance policies, and programs and reports received from regulators.

     - Meet with the independent accountants and management, in separate executive sessions; to discuss any matters that the committee or these groups believe should be discussed privately with the Audit Committee.

     - Report committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.

     - Prepare a letter for inclusion in the proxy statement that describes the Committee's composition and responsibilities, and how they were discharged.

     - The Audit Committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

     - The committee shall meet at least four times per year or more frequently as circumstances require. The committee may ask members of management or others to attend the meetings and provide pertinent information as necessary.

     - The committee will perform such other functions as assigned by law, the Company's charter or bylaws, or the Board of Directors.

     The membership of the Audit Committee shall consist of 3 independent members of the Board of Directors who shall serve at the pleasure of the Board of Directors. Members of the audit committee shall be considered independent if they have no relationship to the Company that may interfere with the exercise of their independence from management and the Company. All audit committee members will be financially literate, and at least two members will have accounting or related financial management expertise.

     Audit Committee members and the committee chairman shall be designated by the full Board of Directors. The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the Board of Directors.

                                                                       EXHIBIT B

                         WHEREHOUSE ENTERTAINMENT, INC.

                           2001 STOCK INCENTIVE PLAN

                                  1. THE PLAN

     1.1 Purpose. The purpose of this Plan is to promote the success of the Company and the interests of its stockholders by attracting, motivating, retaining and rewarding directors, officers, employees and other eligible persons through the grant of equity incentives. Capitalized terms used herein are defined in Section 5.

     1.2  Administration and Authorization; Power and Procedure.

        1.2.1 Committee. This Plan will be administered by and all Awards will be authorized by the Committee. Action of the Committee with respect to the administration of this Plan will be taken pursuant to a majority vote or by written consent of its members.

        1.2.2 Plan Awards; Interpretation; Powers of Committee. Subject to the express provisions of this Plan and any express limitations on the delegated authority of the Committee, the Committee will have the authority to:

          (a) determine eligibility and the particular Eligible Persons who will receive Awards;

          (b) grant Awards to Eligible Persons, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards will become exercisable or will vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards;

          (c) approve the forms of Award Agreements (which need not be identical either as to type of Award or among Participants);

          (d) construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Eligible Persons under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

          (e) cancel, modify, or waive the Company's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Persons, subject to any required consent under Section 4.6;

          (f) accelerate or extend the exercisability or extend the term of any or all such outstanding Awards within the maximum ten-year term of Awards under Section 1.5; and

          (g) make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

        1.2.3 Binding Determinations. Any action taken by, or inaction of, the Company, the Board or the Committee relating or pursuant to this Plan will be within the absolute discretion of that entity or body and will be conclusive and binding upon all persons. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan. No director, officer or agent of the Company will be liable for any action or determination taken, made or omitted in good faith under this Plan.

        1.2.4 Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including employees of and professional advisors to the Company.

        1.2.5 Bifurcation of Plan Administration; Delegation. Subject to the limits set forth in the definition of "Committee" in Section 5, the Board may delegate different levels of authority to different Committees with administration and grant authority under this Plan, provided that each designated Committee granting any Options hereunder shall consist exclusively of a member or members of the Board. A majority of the members of the acting Committee shall constitute a quorum. The vote of a majority of a quorum or the unanimous written consent of the Committee shall constitute action by the Committee. A Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company, even if not directors.

     1.3 Participation. Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee so determines.

     1.4  Shares Available for Awards; Share Limits.

        1.4.1 Shares Available. Subject to the provisions of Section 4.3, the capital stock that may be delivered under this Plan will be shares of Wherehouse Entertainment, Inc.'s Common Stock. The Shares may be delivered for any lawful consideration.

        1.4.2 Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted to Eligible Persons under this Plan and the Company's 1998 Stock Incentive Plan shall not, in the aggregate, exceed 800,000 SHARES (the "SHARE LIMIT"). The maximum number of Shares subject to those Awards that are granted during any calendar year to any one individual will be limited to 125,000. Each of the foregoing numerical limits will be subject to adjustment as contemplated by this Section 1.4 and Section 4.3.

        1.4.3  Share Reservation; Replenishment and Reissue of Unvested
Awards. No Award may be granted under this Plan unless, on the date of grant, the sum of (i) the maximum number of Shares issuable at any time pursuant to such Award, plus (ii) the number of Shares that have previously been issued pursuant to Awards granted under this Plan, other than reacquired Shares available for reissue consistent with any applicable legal limitations, plus
(iii) the maximum number of Shares that may be issued at any time after such date of grant pursuant to Awards that are outstanding on such date, does not exceed the Share Limit. Shares that are subject to or underlie Awards that expire or for any reason are canceled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, as well as reacquired Shares, will again, except to the extent prohibited by law, be available for subsequent Awards under this Plan. Except as limited by law (including Section 162(m)), if an Award is or may be settled only in cash, such Award need not be counted against any of the limits under this Section 1.4.

     1.5 Award Period. Any Award and all rights thereunder shall expire not more than 10 years after the date of grant; provided, however, that any payment of cash or delivery of stock pursuant to an Award may be delayed until a future date if specifically authorized by the Committee in writing.

     1.6  Vesting; Limits on and Provisions for Exercise; Other Limitations.

        1.6.1 Vesting. Each Award shall vest and become exercisable as expressly provided by the Committee in the applicable Award Agreement (and, to the extent consistent with the California Regulations, if applicable). Once exercisable, the Award remains exercisable until its expiration or termination in accordance with the terms of the Award or this Plan.

        1.6.2 Exercise Procedure. Any exercisable Award will be deemed to be exercised when the Company receives written notice of such exercise from the Participant in a form approved by the Committee specifying the number of Shares with respect to which the Award is being exercised, together with any required payment made in accordance with Section 2.2.2. In addition, the Participant must provide any written statements required pursuant to Section 4.4 of the Plan.

        1.6.3 Fractional Shares/Minimum Issue. Fractional share interests will be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Persons that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests.

     1.7  Transfer and Other Limitations on Awards; Exceptions.

        1.7.1 Limit on Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 1.7, by applicable law and by the Award Agreement, as the same may be amended, (i) all Awards are non-transferable and will not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (ii) Awards will be exercised only by the Participant; and (iii) amounts payable or shares issuable pursuant to an Award will be delivered only to (or for the account of) the Participant.

        1.7.2 Exceptions. Subject to any limitations in connection with qualification of the Plan, the Committee may permit Awards to be exercised by and paid only to certain persons or entities related to the Participant pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer will be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made in good faith to related persons for estate and/or tax planning purposes and without consideration (other than nominal consideration). Incentive Stock Options, however, will be subject to any and all additional transfer restrictions applicable under the Code.

        1.7.3 Further Exceptions to Limits on Transfer. Subject to any limitations in connection with qualification of the Plan, the exercise and transfer restrictions in Section 1.7.1 will not apply to:

          (a) transfers to the Company,

          (b) the designation of a beneficiary to receive benefits if the Participant dies or, if the Participant has died, transfers to or exercises by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

          (c) except in the case of Incentive Stock Options, transfers pursuant to a QDRO if approved or ratified by the Committee,

          (d) if the Participant has suffered a disability that renders the Participant unable to legally act on his or her own behalf, permitted transfers or exercises on behalf of the Participant by the Participant's legal representative, or

          (e) following Listing, the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

        1.7.4 Additional Restrictions on Shares. Unless the Committee otherwise provides in the applicable Award Agreement, the transfer of Shares acquired pursuant to the exercise or vesting of an Award or any interest therein shall be subject to the restrictions in Appendix A. The committee may from time to time, subject to any applicable California Regulations, impose additional restrictions on the transfer of Shares in the applicable Award Agreement. Notwithstanding the foregoing, the Committee may, by express provision in the related Award Agreement, provide that the provisions of Section 1.1 of Appendix A of this Plan shall not apply to an Award.

     1.8  Repricing/Cancellation and Regrant/Waiver of Restrictions. Subject to
Section 1.4 and Section 4.6 and the specific limitations on Awards contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person any adjustment in the exercise or purchase price, the vesting schedule, the number of shares subject to, or the restrictions upon or the term of, an Option or SAR granted under this Plan by cancellation of an outstanding Award and a subsequent re-granting of an Award by amendment, by substitution of an outstanding Award, by waiver or by other legally valid means. Such amendment or other action may result, among other changes, in an exercise or purchase price that is higher or lower than the exercise, base or purchase price of the original or prior Award, provide for a greater or lesser number of Shares subject to the Award, or, if Listed at the time of the Committee's action, provide for a longer or shorter vesting or exercise period.

                                  2. OPTIONS.

     2.1 Grants. One or more Options may be granted under this Section 2 to any Eligible Person. Subject to the express provisions of this Plan, the Committee will determine the number of shares of Common Stock subject to each Option, and the exercise price or purchase price to be paid for the Shares. Each Option will be evidenced by an Award Agreement signed by the Company and, if required by the Committee by the Participant. Each Option granted will be designated in the applicable Award Agreement, by the Committee, as either an Incentive Stock Option, subject to Section 2.3, or a Nonqualified Stock Option.

     2.2  Option Price.

        2.2.1 Pricing Limits. The purchase price per Share covered by each Option will be determined by the Committee at the time of the Award, but will not be less than the greater of (i) the par value thereof, or (ii) 85% of the Fair Market Value of the Common Stock on the date of grant. In the case of Incentive Stock Options, the purchase price per Share will not be less than 100% (110% in the case of any Participant described in Section 2.4) of the Fair Market Value of the Common Stock on the date of grant. Prior to Listing, or, in the case of any ISO, an Option shall not be granted to any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of Wherehouse Entertainment, Inc. or its parent or subsidiary corporations, unless the purchase price per Share covered by the Option is at least 110% of the Fair Market Value of the Common Stock on the date of grant.

        2.2.2 Payment Provisions. The purchase price of any Shares purchased on exercise of an Option granted under this Section 2 will be paid in full at the time of each purchase in one or a combination of the following methods:

          (i) in cash or by electronic funds transfer;

          (ii) by certified or cashier's check payable to the order of the Company;

          (iii) by notice and third party payment in such manner as may be authorized by the Committee (including through delivery of properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale proceeds necessary to pay the exercise price and any applicable tax withholding under Section 4.5);

          (iv) if authorized by the Committee, cancellation of indebtedness or conversion of other securities; or

          (v) by the delivery of Shares already owned by the Participant, but the Committee may, in its absolute discretion, limit the Participant's ability to exercise an Award by delivering such Shares, and any Shares delivered that were initially acquired upon exercise of a stock option must have been owned by the Participant for at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an Option will be valued at their Fair Market Value on the date of exercise.

        2.2.3 Delivery Condition. The Company will not be obligated to deliver certificates for the Shares unless and until it receives full payment of the exercise price and of any related withholding obligations.

     2.3  Limitations on Grant and Terms of Incentive Stock Options.

        2.3.1 $100,000 Limit. To the extent that the aggregate Fair Market Value of stock with respect to which Incentive Stock Options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company or other includable parent or subsidiary corporations (as these terms are used under Section 422(d) and defined in Section 424(d) and (f) of the Code), such options will be treated as Nonqualified Stock Options. For this purpose, the Fair Market Value of the stock subject to options will be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options will be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which Shares are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

        2.3.2 Other Code Limits. Incentive Stock Options may only be granted to employees of the Company or of a qualified subsidiary who satisfy the other eligibility requirements of the Code. There will be imposed in any Award Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

        2.3.3 ISO Notice of Sale Requirement. Any employee who exercises an Incentive Stock Option shall give prompt written notice to the Company of any sale or other transfer of the shares acquired upon exercise if the sale or other transfer occurs within one year after the exercise date or two years after the Award Date.

     2.4 Limits on 10% Holders. No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of Wherehouse Entertainment, Inc., unless the exercise price of the Option is at least 110% of the Fair Market Value of the stock subject to the Option and the Option by its terms is not exercisable after the expiration of five years from the date the Option is granted.

     2.5 Options for Stock Options Granted by Other Corporations. Options may be granted to Eligible Persons under this Plan in substitution for employee stock options granted by other entities to persons who are or who will become Eligible Persons in respect of the Company, in connection with a distribution, merger or reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity.

                          3. STOCK APPRECIATION RIGHTS

     3.1 Grants. The Committee may grant to any Eligible Person Stock Appreciation Rights ("SARs") either concurrently with the grant of Option or in respect of an outstanding Option, in whole or in part, or independently of any Option. Any SAR granted in connection with an Incentive Stock Option will contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder, unless the holder otherwise agrees.

     3.2  Pricing Limits. The pricing restrictions applicable to Options under
Section 2.2.1 of this Plan shall apply as well to the base or reference price of SARs granted under this Plan.

     3.3  Exercise of Stock Appreciation Rights.

        3.3.1 Exercisability. Unless the Award Agreement or the Committee otherwise provides, a Stock Appreciation Right related to an Option will be exercisable at such time or times, and to the extent, that the related Option will be exercisable.

        3.3.2 Effect on Available Shares. To the extent that a Stock Appreciation Right is exercised, only the actual number of delivered shares of Common Stock will be charged against the maximum amount of Common Stock that may be delivered pursuant to Awards under this Plan. The number of shares subject to the Stock Appreciation Right and the related Option of the Participant will, however, be reduced by the number of underlying shares as to which the exercise related, unless the Award Agreement otherwise provides.

        3.3.3 Stand-Alone SARs. A Stock Appreciation Right granted independently of any other Award will be exercisable pursuant to the terms of the Award Agreement.

     3.4  Payment.

        3.4.1 Amount. Unless the Committee otherwise provides, upon exercise of a Stock Appreciation Right and the attendant surrender of an exercisable portion of any related Award, the Participant will be entitled to receive, subject to
Section 4.5, payment of an amount determined by multiplying

          (a) the difference obtained by subtracting the exercise or base reference price per share of Common Stock under the related Award (if applicable) or the initial share value specified in the Award, from the

     Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

          (b) the number of shares with respect to which the Stock Appreciation Right has been exercised.

        3.4.2 Form and Terms of Payment. The Committee, in its sole discretion, will determine the form in which payment will be made of the amount determined under Section 3.4.1 above, either solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, subject to such other terms and conditions as the Committee may impose in the Award Agreement.

     3.5 Limited Stock Appreciation Rights. The Committee may grant to any Eligible Person Stock Appreciation Rights exercisable only upon or in respect of a change in control or any other specified event ("LIMITED SARS") and such Limited SARs may relate to or operate in tandem or combination with or substitution for Options, or other SARs or on a stand-alone basis, and may be payable in cash or shares based on the spread between the base price of the SAR and a price based upon or equal to the Fair Market Value of the Shares during a specified period, at a specified time within a specified period before, after or including the date of such event, or a price related to consideration payable to Stockholders generally in connection with the event.

                              4. OTHER PROVISIONS.

     4.1  Rights of Eligible Persons, Participants and Beneficiaries.

        4.1.1 Employment Status. Status as an Eligible Person will not be construed as a commitment that any Award will be granted under this Plan to an Eligible Person or to Eligible Persons generally.

        4.1.2 No Employment Contract. Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) will confer upon any Eligible Person or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor will interfere in any way with the right of the Company to otherwise change such person's compensation or other benefits or to terminate the employment or other service of such person, with or without cause, but nothing contained in this Plan or any related document will adversely affect any independent contractual right of such person without the Participant's consent.

        4.1.3 Plan Not Funded. Awards payable under this Plan will be payable in Shares or from the general assets of the Company, and (except as provided in Section 1.4.3) no special or separate reserve, fund or deposit will be made to assure payment of such Awards. No Participant, Beneficiary or other person will have any right, title or interest in any fund or in any specific asset (including Shares, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right will be no greater than the right of any unsecured general creditor of the Company.

     4.2  Effects of Termination of Employment/Service; Discretionary
Provisions.

        4.2.1 Resignation or Dismissal. Unless otherwise provided in the Award Agreement and subject to earlier termination or expiration pursuant to or as contemplated by Section 1.5, 4.3, or 4.9, if the Participant's employment by (or other service specified in the Award Agreement to) the Company terminates for any reason (including termination by the Company for cause) (the date of such termination being referred to as the "SEVERANCE DATE") other than due to Total Disability, Retirement or death, the Participant will have until the date which is 30 days after his or her Severance Date to exercise any Award (or portion thereof) to the extent that it is exercisable on the Severance Date. In such cases, the Award, to the extent not exercisable on the Severance Date, will terminate.

        4.2.2 Death, Retirement or Disability. Unless otherwise provided in the Award Agreement and subject to earlier termination or expiration pursuant to or as contemplated by Section 1.5, 4.3, or 4.9, if the Participant's employment by (or specified service to) the Company terminates as a result of Total Disability, Retirement or death, the Participant, the Participant's Personal Representative or the Participant's Beneficiary, as the case may be, will have until the date which is six months after the Participant's Severance Date to exercise any Award (or portion thereof) to the extent that it is exercisable on the Severance Date (or becomes exercisable in connection with the Participant's death or Total Disability pursuant to Section 1.6). The Award, to the extent not exercisable as of the Severance Date, will terminate.

        4.2.3 Committee Discretion. Notwithstanding the foregoing provisions of this Section 4.2, in the event of, or in anticipation of, a termination of employment with the Company for any reason, other than discharge for cause, the Committee may increase the portion of the Participant's Award available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, or, subject to the provisions of Section 1.5, extend the exercisability period upon such terms as the Committee determines and expressly sets forth in or by amendment to the Award Agreement.

        4.2.4 Termination of Consulting or Affiliate Services. If the Participant is not an Eligible Employee or director and provides services as an Other Eligible Person, the Committee shall be the sole judge of whether the Participant continues to render services to the Company, unless a contract or the Award Agreement otherwise provides. In these circumstances, if the Committee notifies the Participant in writing that a termination of services of the Participant for purposes of this Plan has occurred, then (unless the contract or Award Agreement otherwise expressly provides), the Participant's termination of services for purposes of Section 4 shall be the date which is 10 days after the Committee's mailing of the notice or, in the case of a Termination For Cause, the date of the mailing of the notice.

        4.2.5 Events Not Deemed Terminations of Service. Unless Company policy or the Committee otherwise provides, the employment or service relationship shall not be considered terminated in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence authorized by the Company or the Committee; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any Eligible Employee on an approved leave of absence, continued vesting of the Award while on leave from the employ of the Company shall be suspended, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.

        4.2.6 Effect of Change of Subsidiary Status. For purposes of this Plan and any Award hereunder, if an entity ceases to be a Subsidiary, a termination of employment and service will be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company who does not continue as an Eligible Person in respect of another entity within the Company.

     4.3  Adjustments; Acceleration.

        4.3.1 Adjustments. Upon or in contemplation of any reclassification, re-capitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split ("reclassification"); any merger, combination, consolidation, or other reorganization ("reorganization"); any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); ("spin-off") any exchange of the Common Stock or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock ("other event"); or a sale of all or substantially all the assets of Wherehouse Entertainment, Inc. as an entirety ("asset sale"); then the Committee shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

          (a) proportionately adjust any or all of (i) the number and type of Shares (or other securities) that thereafter may be made the subject of Awards (including the specific maxima and numbers of Shares set forth elsewhere in this Plan), (ii) the number, amount and type of Shares (or other securities or property) subject to any or all outstanding Awards,
     (iii) the purchase or exercise price of any or all outstanding Awards, or (iv) the securities, cash or other property deliverable upon exercise of any outstanding Awards, or

          (b) in the case of a reclassification, reorganization, spin-off, exchange or asset sale, make provision for a cash payment or for the substitution or exchange of any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Awards based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

          In each case, with respect to Incentive Stock Options, no such adjustment will be made that would cause this Plan to violate Section 422 or 424(a) of the Code or any successor provisions without the written consent of the holders materially adversely affected thereby. In any of such events, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect underlying shares in the same manner as is available to common stockholders generally.

        4.3.2 Acceleration of Awards upon Change in Control. Upon the occurrence of a Change in Control Event, each Award will become immediately exercisable. The Committee may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards will comply with applicable legal requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Committee to occur (subject to Section 4.3.4) a limited period of time not greater than 30 days before the event.

        4.3.3 Possible Early Termination of Accelerated Awards. If any Award to acquire Common Stock under this Plan has been fully accelerated as required or permitted by Section 4.3.2, but is not exercised prior to (i) a dissolution of the Company, or (ii) an event described in Section 4.3.1 that the Company does not survive, or (iii) the consummation of an event described in Section 4.3.1 involving a Change in Control Event approved by the Board, the Award will terminate, subject to any provision that has been expressly made by the Board, by the Committee, through a plan of reorganization approved by the Board, or otherwise for the survival, substitution, assumption, exchange or other settlement of the Award.

        4.3.4 Possible Rescission of Acceleration. If the vesting of an Award has been accelerated expressly in anticipation of an event or upon (or subject to) stockholder approval of an event (whether or not such approval constituted a Change in Control Event) and the Committee or the Board later determines that the event did not or will not occur, the Committee may rescind the effect of the acceleration as to any then outstanding and unexercised Awards.

        4.3.5 Acceleration upon Termination of Service in Anticipation of, or Following a Change in Control. Unless the Committee otherwise provides prior to a Change in Control Event, if any Participant's employment or other specified service is terminated by the Participant's death or Disability or by the Company for any reason other than For Cause either expressly in anticipation of a Change in Control Event, then all Awards held by the Participant shall be deemed fully vested immediately prior to the date of termination, irrespective of the vesting provisions of the Participant's Award Agreement.

        4.3.6 Golden Parachute Limitations. Unless otherwise specified in an Award Agreement, no Award will be accelerated under this Plan to an extent or in a manner that would not be fully deductible by the Company for federal income tax purposes because of Section 280G of the Code, nor will any payment hereunder be accelerated if any portion of such accelerated payment would not be deductible by the Company because of Section 280G of the Code. If a holder would be entitled to benefits or payments hereunder and under any other plan or program that would constitute "parachute payments" as defined in Section 280G of the Code, then the holder may by written notice to the Company designate the order in which such parachute payments will be reduced or modified so that the Company is not defined federal income tax deductions for any "parachute payments" because of Section 280G of the Code.

     4.4  Compliance with Laws.

        4.4.1 General. This Plan, the granting and vesting of Awards under this Plan and the offer, issuance and Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan will be subject to such restrictions, and to any restrictions the Committee may require to preserve a pooling of interests under generally accepted accounting principles. The person acquiring any securities under this Plan will, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

        4.4.2 Compliance with Securities Laws. No Participant shall sell, pledge or otherwise transfer Shares acquired pursuant to an Award or any interest in such Shares, except in accordance with the express terms of this Plan, Appendix A of this Plan, and, as to Awards issued after a Listing, any applicable Award Agreement.

        4.4.3 Financial Statement Delivery. The Company shall deliver annually to Participants, financial statements of the Company sufficient to satisfy the requirements of Section 260.140.46 of the Regulations adopted under the California Corporate Securities Law, to the extent required and applicable to the Participants in this Plan.

     4.5  Tax Withholding.

        4.5.1 Tax Withholding. Upon any exercise, vesting, or payment of any Award or upon the disposition of Shares acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to
(i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such Award event or payment, or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of Shares under this Plan, the Committee may in its sole discretion (subject to Section 4.4) grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Company reduce the number of Shares to be delivered by (or otherwise reacquire) the appropriate number of Shares valued at their then Fair Market Value, to satisfy such withholding obligation, determined in each case as of the trading day next preceding the applicable date of exercise, vesting or payment.

        4.5.2 Tax Loans. If so provided in the Award Agreement or otherwise authorized by the Committee, the Company may, to the extent permitted by law, authorize a short-term loan of not more than nine months to an Eligible Person in the amount of any taxes that the Company may be required to withhold with respect to Shares received (or disposed of, as the case may be) pursuant to a transaction described in Section 4.5.1. The tax loan will be for a term, at a rate of interest and pursuant to such other terms and conditions as the Committee, under applicable law (including any applicable margin requirements), may establish.

     4.6  Plan Amendment, Termination and Suspension.

        4.6.1 Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee will retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

        4.6.2 Stockholder Approval. To the extent then required under Sections 422 and 424 of the Code or any other applicable law, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.

        4.6.3 Amendments to Awards. Without limiting any other express authority of the Committee under but subject to the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Eligible Persons that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Participant, the Participant's rights and benefits under an Award.

        4.6.4 Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change of or affecting any outstanding Award will, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes intended to comport with changes in law or contemplated by Section 4.3 will not be deemed to constitute changes or amendments for purposes of this Section 4.6.

     4.7 Privileges of Stock Ownership. Except as otherwise expressly authorized by the Committee or this Plan, a Participant will not be entitled to any privilege of stock ownership as to any Shares not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

     4.8 Effective Date of the Plan. This Plan is effective upon its approval by the Board, (the "Effective Date") subject to approval by the stockholders of the Company within twelve months after the date of such Board approval.

     4.9 Term of the Plan. Unless earlier terminated by the Board, this Plan will terminate at the close of business on the day before the tenth anniversary of the Effective Date (the "TERMINATION DATE") and no Awards may be granted under this Plan after that date. Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the termination date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, will continue during any suspension of this Plan and in respect of Awards outstanding on the termination date.

     4.10  Governing Law/Construction/Severability.

        4.10.1 Choice of Law. This Plan, the Awards all documents evidencing Awards and all other related documents will be governed by, and construed in accordance with, the laws of the State of Delaware.

        4.10.2  Construction.

          (a) Section 25110. This Plan and the grant of Awards shall be construed in accordance with the California Regulations to the extent required and applicable to Participants in this Plan.

          (b) Rule 16b-3. It is the intent of the Company that the Awards and transactions permitted by Awards generally satisfy and be interpreted in a manner that, in the case of Participants who are or may be subject to
     Section 16 of the Exchange Act, satisfies the applicable requirements of Rule 16b-3 so that such persons (unless they otherwise agree) will be entitled to the benefits of Rule 16b-3 or other exemptive rules under
     Section 16 of the Exchange Act in respect of those transactions and will not be subjected to avoidable liability.

          (c) Section 162(m). It is the further intent of the Company that (to the extent the Company or an Award under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code) any Award granted with an exercise or base price not less than Fair Market Value on the date of grant and held by a person subject to Section 162(m) of the Code will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m) of the Code, to the extent that the Committee authorizing the Award (or the payment thereof, as the case may be) satisfies any applicable administrative requirements thereof. This Plan will be interpreted consistent with such intent.

        4.10.3 Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan will continue in effect.

     4.11 Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings will not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision.

     4.12 Non-Exclusivity of Plan. Nothing in this Plan will limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

                                5. DEFINITIONS.

     "Award" means an Option or Stock Appreciation Right or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

     "Award Agreement" means any writing setting forth the terms of an Award that has been authorized by the Committee.

     "Award Date" means the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award.

     "Beneficiary" means the person, persons, trust or trusts designated by a Participant, or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan if the Participant dies, and means the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

     "Board" means the Board of Directors of Wherehouse Entertainment, Inc, or a similar governing body of its successor or successors.

     "California Regulations" means Title 10 of the California Code of Regulations, as amended from time to time.

     "Change in Control Event" means any of the following:

          (a) Any Person, other than an Excluded Person, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Wherehouse Entertainment, Inc. representing more than 50% of the combined voting power of Wherehouse Entertainment, Inc.'s then the Company; or

          (b) Approval by the stockholders of Wherehouse Entertainment, Inc. of a plan of merger, consolidation, or reorganization of Wherehouse Entertainment, Inc. or for sale or other disposition of all or substantially all of Wherehouse Entertainment, Inc.'s consolidated assets as an entirety (collectively, a "Business Combination"), other than a Business Combination (i) in which all or substantially all of the holders of Voting Stock will hold or receive, directly or indirectly 50% or more of the voting stock of the entity resulting from the Business Combination (or a parent company), and (ii) after which no Person (other than any one or more of the Excluded Persons) will own more than 50% of the voting stock of the resulting entity (or a parent company) who did not own directly or indirectly at least that amount of Voting Stock immediately before the Business Combination, and (iii) after which one or more Excluded Persons will own an aggregate number of shares of the voting stock at least equal to the aggregate number of shares of voting stock owned by any other Person who is not an Excluded Person (except for any person described in and satisfying the conditions of Rule 13d-1(b)(1) under the Exchange Act), if any, and who will own more than 30% of the voting stock.

          (c) Approval by the stockholders of Wherehouse Entertainment, Inc. of the dissolution or liquidation of Wherehouse Entertainment, Inc.; or

          (d) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by Wherehouse Entertainment, Inc.'s stockholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved). For purposes of this definition, "Person" means as such term is used in Sections 13(d) and 14(d) of the Exchange Act but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Commission" means the Securities and Exchange Commission.

     "Committee" means the Board or any one or more committees of director(s) appointed by the Board to administer this Plan with respect to the Awards within the scope of authority delegated by the Board.

          (a) In respect of any decision of the Committee made at a time when the Participant affected by the decision may be subject to Section 162(m) of the Code, and the Award subject to such decision is intended to satisfy the requirements for exemption therefrom, the decision shall be approved by a committee comprised of "outside directors" (as this term is defined in Section 162(m)) to the extent required by Section 162(m).

          (b) In respect of any decision of the Committee made at a time when the Participant affected by the decision may be subject to Section 16(b) of the Exchange Act, and the Award subject to such decision is intended to satisfy the requirements for exemption therefrom, the decision shall be approved by the Board or by a committee comprised of Non-Employee Directors (as this term is as defined in Rule 16b-3 of the Exchange Act) to the extent required by Rule 16b-3.

     "Common Stock" means the Common Stock, par value $.01 per share, of Wherehouse Entertainment, Inc. and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 4.3 of this Plan.

     "Company" means Wherehouse Entertainment, Inc., a Delaware Corporation, its successors, and/or its Subsidiaries, as the context requires, provided that with respect to the Common Stock, or the grant exercise, or disposition of an Award or the provisions of Sections 4.3.1, 4.3.3, 4.4, 4.10, and Appendix A, Company means only Wherehouse Entertainment, Inc. and its successors.

     "Eligible Employee" means an officer (whether or not a director) or employee of the Company.

     "Eligible Person" means an Eligible Employee, any director, or any Other Eligible Person, as determined by the Committee.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

     "Excluded Person" means a Person, as defined in the definition of "Change in Control," with beneficial ownership of more than 5% of the Common Stock of Wherehouse Entertainment, Inc. on the Effective Date (or any affiliate, successor, heir, descendant or related party of or to such Person).

     "Fair Market Value" on any date means (a) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (b) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; and (c) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the value as established by the Committee at such time for purposes of this Plan.

     "Incentive Stock Option" means an Option that is designated and intended as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of stockholder approval of this Plan, if the award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

     "Listed" or "Listing" means that point in time in which Wherehouse Entertainment, Inc.'s Common Stock is listed, or authorized for listing, on the New York Stock Exchange or the American Stock Exchange, or listed on the National Market System of the NASDAQ Stock Market or any successor to any of such entities; or listed, or authorized for listing on a national securities exchange (or tier or segment thereof) that has listing standards that the California Commissioner determines by rule (on its own initiative or on the basis of a petition) are substantially similar to the listing standards applicable to securities described above.

     "Non-Employee Director" means a member of the Board who is not an officer or employee of the Company.

     "Nonqualified Stock Option" means an Option that is designated as a Nonqualified Stock Option and will include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option will be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

     "Option" means an option to purchase Common Stock granted under this Plan. The Committee will designate any Option granted to an Eligible Person as a Nonqualified Stock Option or an Incentive Stock Option.

     "Other Eligible Person" means (a) any individual consultant or advisor or agent who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction) to the Company, and who (to the extent provided in the next sentence) is selected to participate in this Plan by the Committee; or (b) any director of the Company. A person who is neither an employee, officer nor director who provides bona fide services to the Company may be selected as an Other Eligible Person only if such person's participation in this Plan would not adversely affect (c) the Company's eligibility to use Form S-8 to register under the Securities Act of 1933, as amended, the offering of shares issuable under this Plan by the Company or (d) the Company's compliance with any other applicable laws, including the California Regulations.

     "Participant" means an Eligible Person who has been granted an Award under this Plan.

     "Personal Representative" means the person or persons who, upon the disability or incompetence of a Participant, has acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan by virtue of having become the legal representative of the Participant.

     "Plan" means this Wherehouse Entertainment, Inc. 2001 Stock Incentive Plan, as it may be amended from time to time.

     "QDRO" means a qualified domestic relations order as defined in Section 414(p) of the Code or Title I, Section 206(d)(3) of ERISA (to the same extent as if this Plan were subject thereto), or the applicable rules thereunder.

     "Retirement" means retirement with the consent of the Company, or from active service as an employee or officer of the Company on or after attaining
(a) age 55 with ten or more years of service, or (b) age 65.

     "Rule 16b-3" means Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time.

     "Section 16 Person" means a person subject to Section 16(a) of the Exchange Act.

     "Securities Act" means the Securities Act of 1933, as amended from time to time.

     "Share" shall mean a share of Common Stock.

     "Subsidiary" means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by Wherehouse Entertainment, Inc.

     "Total Disability" means, in the case of an ISO, a "total and permanent disability" within the meaning of Section 22(e)(3) of the Code and, with respect to Awards other than ISO's, disabilities, infirmities, afflictions, or conditions as the Committee may include.

                                                                      APPENDIX A

               CALIFORNIA SECURITIES LAW RESTRICTIONS ON SALE AND
                       TRANSFER OF SHARES BY PARTICIPANTS
                                      AND
                               COMPANY'S RIGHT OF
                                 FIRST REFUSAL

THE PROVISIONS OF SECTION 2 OF THIS APPENDIX A SHALL TERMINATE UPON A LISTING. CAPITALIZED TERMS NOT DEFINED ARE USED AS DEFINED IN THE PLAN.

      1. Securities Law Restrictions on Sale and Transfer of Shares.

     No Participant shall sell, pledge or otherwise transfer Shares acquired pursuant to an Award or any interest in such Shares or in the Awards except (a) in accordance with any applicable securities laws and this Appendix A, or (b) to the Company. Any sale or transfer, or purported sale or transfer, of any Shares acquired pursuant to an Award or any interest therein other than to the Company shall be null and void, unless the terms, conditions and provisions of this Appendix A are strictly observed. The restrictions under this Appendix shall not apply to any merger of the Company or to any tender offer to all stockholders that is approved by the Board.

      2. Right of First Refusal.

     The Company shall have the right of first refusal, as set forth below, to purchase Shares acquired pursuant to an Award, before the Shares (or any interest in them) can be validly transferred to any other person or entity.

        2.1 Notice of Intent To Sell. Before there can be a valid sale or transfer of any Shares (or any interest in them) acquired pursuant to an Award by any holder thereof, the holder shall first give notice in writing to the Company by postage pre-paid registered or certified U.S. Mail of his or her intention to sell or transfer such Shares (the "OPTION NOTICE") addressed as follows (or to such other representatives of the Company or such other address as the Company shall have duly noticed in writing to such stockholder), or by actual delivery in person to:

              General Counsel
               Wherehouse Entertainment, Inc.
               19701 Hamilton Avenue
               Torrance, CA 90502-1334

The Option Notice shall specify the number of Shares to be sold or transferred, the price per Share and the terms upon which such holder intends to make such sale or transfer. If the payment terms set forth in the Option Notice differ from payment by check at closing, the Company shall have the option, as set forth herein, of providing for payment at closing in a fair value equivalent. The determination of a fair value equivalent shall be made in the Company's best judgment and such determination shall be mailed or delivered to the selling or transferring stockholder (the "COMPANY'S NOTICE") within five (5) days of its receipt of the Option Notice. Should the selling or transferring stockholder disagree with the Company's determination of a fair value equivalent, he or she shall have the right ("Retraction Right") to retract such sale or transfer and the offer of Shares pursuant to the Option Notice (such retraction to be made in writing and sent via postage pre-paid registered or certified U.S. Mail to the Company as above provided within 15 days after the date of the Company's Notice).

        2.2 Option to Purchase. Subject to the selling stockholder's Retraction Right, during the 60-day period commencing upon receipt of the Option Notice by the Company (the "OPTION PERIOD"), the Company shall have an option to purchase any or all of the Shares specified in the Option Notice at the price offered therein.

                                       A1-1

        2.3 Purchase of Shares. Not more than 30 days after receipt of the Option Notice, the Company shall give written notice to the stockholder desiring to sell or transfer Shares of the number of such Shares which will be purchased (or, if no Shares are to be purchased, stating such fact) by the Company pursuant to the terms of this Section 2 (the "PURCHASE NOTICE"). Purchases pursuant to this Section 2 shall be consummated within 30 days after delivery of the Purchase Notice to the selling stockholder, but in no event later than the expiration of the Option Period. The purchase price shall be paid at the closing
(a) by check; or (b), if the payment terms set forth in the Option Notice differ from payment by check at closing, in accordance with the payment terms as set forth in the Option Notice or fair value equivalent as set forth in the Company's Notice; against surrender by the selling stockholder of a stock certificate evidencing the number of Shares specified in the Option Notice, with duly endorsed stock powers.

        2.4 Ability to Sell Unpurchased Shares. Unless all of the Shares referred to in the Option Notice are to be purchased as indicated in the Purchase Notice, the stockholder desiring to sell or transfer may dispose of any Shares referred to in the Option Notice that are not to be purchased by the Company to the person or persons specified in the Option Notice during a period of 20 days commencing upon his or her receipt of the Purchase Notice; provided, however, that he or she shall not sell or transfer such Shares at a lower price or on terms more favorable to the purchaser or transferee than those specified in the Option Notice, and provided that such transfer is consistent with the other provisions and limitations of the Plan and this Appendix A. If the transfer is not consummated within such 20 day period, such stockholder shall again offer such Shares to the Company pursuant to the terms of this Section 2 prior to any sale or transfer to any other person.

        2.5  Limitations on Transferees. In addition to the limitations under
Section 2, no Shares acquired pursuant to an Award may be transferred unless the proposed transferee (a) agrees with the Company in writing to be bound by the terms of this Appendix A and the Plan applicable to the Shares, and (b) is the same person or persons as specified in the Option Notice.

      3. Miscellaneous.

        3.1 Assignment. Notwithstanding anything to the contrary, the Company may assign any or all of its repurchase rights under this Appendix A to one or more stockholders or successors of Wherehouse Entertainment, Inc.

        3.2 Legends. The Company may require that all certificates evidencing Shares issued or delivered under the Plan shall bear the following legends and any other appropriate or required legends under applicable laws:

     "THESE SHARES WERE ISSUED UNDER THE COMPANY'S 2001 STOCK INCENTIVE PLAN."

     "OWNERSHIP OF THIS CERTIFICATE AND THE SHARES EVIDENCED BY THIS CERTIFICATE AND ANY INTEREST THEREIN ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFER UNDER APPLICABLE LAW AND UNDER AGREEMENTS WITH THE COMPANY, INCLUDING A RIGHT OF FIRST REFUSAL. COPIES OF THESE DOCUMENTS ARE AVAILABLE FOR REVIEW AT THE OFFICE OF THE SECRETARY OF THE COMPANY."

     "NO TRANSFER OF SUCH SECURITIES WILL BE PERMITTED UNLESS, IN THE OPINION OF COUNSEL TO THE COMPANY, THE TRANSFER COMPLIES WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS."

                                       A1-2

                                      PROXY

                         WHEREHOUSE ENTERTAINMENT, INC.
                             PROXY FOR COMMON STOCK
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        I hereby appoint Antonio C. Alvarez, II and Robert C. Davenport, and each of them or either of them, with full power to act without the other and with full power of substitution, my true and lawful attorneys and proxies, to vote all of the shares of common stock of Wherehouse Entertainment, Inc. (the "Company") which the undersigned may be entitled to vote and to act for me in my name, place and stead at the Annual Meeting of Stockholders of the Company to be held at The Holiday Inn Hotel, 19800 S. Vermont, Torrance, California, on Thursday, September 20, 2001 at 10:00 a.m. (local time), for the purpose of considering and voting upon the matters on the other side of this card.

                    (PLEASE SIGN AND DATE THE REVERSE SIDE.)

--------------------------------------------------------------------------------
                           /\ FOLD AND DETACH HERE /\

                                                          Please mark        [X]
                                                          your votes as
                                                          indicated in
                                                          this example


1. ELECTION OF DIRECTORS.

FOR all nominees                WITHHOLD
  listed below                 AUTHORITY
(except as marked        to vote for all nominees
 to the contrary)             listed below

      [ ]                         [ ]

If you wish to withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below:

Antonio C. Alvarez, II             Joseph B. Smith
Joseph J. Radecki, Jr.             Jonathan Gallen
Robert C. Davenport

                                                 FOR       AGAINST      ABSTAIN
2. RATIFICATION OF DELOITTE & TOUCHE LLP AS      [ ]         [ ]          [ ]
   INDEPENDENT PUBLIC ACCOUNTANTS AND
   AUDITORS FOR THE FISCAL YEAR ENDING
   JANUARY 31, 2002.

3. APPROVAL OF THE 2001 STOCK INCENTIVE          [ ]         [ ]          [ ]
   PLAN.

4. OTHER BUSINESS. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.



Note: Please sign exactly as your name appears on this proxy card. if shares are held jointly, each holder should sign. Executors, administrators, trustees, guardians, attorneys and agents should give their full titles. If the stockholder is a corporation, sign in full corporate name by the authorized officer.

                                            Dated:                        , 2001
                                                  ------------------------


                                            ------------------------------------
                                                 Signature (if jointly held)


                                            ------------------------------------
                                                         Signature


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